UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-00994


                             Burnham Investors Trust

               (Exact name of registrant as specified in charter)

                     1325 Avenue of the Americas, 26th Floor
                               New York, NY 10019

               (Address of principle executive offices) (Zip Code)

                                 Jon M. Burnham
                     1325 Avenue of the Americas, 26th Floor
                               New York, NY 10019

                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 874-3863

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2009
--------------------------------------------------------------------------------


                                Explanatory Note

     Burnham Investors Trust is filing this Amendment No. 1 (this "Amendment") to its certified shareholder report on Form N-CSR for the period ended
June 30, 2009 that was filed with the U.S. Securities and Exchange Commission on September 3, 2009 (the "Form N-CSR"). The purpose of this Amendment is to include the performance graph for each Fund in tabular format on pages 3, 5, 7 and 8 of the Form N-CSR. Except as set forth above, no other changes have been made to the Form N-CSR, and this Amendment does not amend, update or change any other items or disclosure found in the Form N-CSR. Further, the Form N-CSR does not reflect events that occurred after the filing of the Form N-CSR.

ITEM 1. REPORT TO SHAREHOLDERS.

(GRAPHIC)

JUNE 30, 2009

                                  SEMI - ANNUAL
                                     Report

                           THE BURNHAM FAMILY OF FUNDS

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Industries Fund

Burnham U.S. Government Money Market Fund

                                                  (BURNHAM INVESTORS TRUST LOGO)

Burnham Fund

(PHOTO OF JON BURNHAM)

Investors eagerly await the preliminary results for second quarter GDP, and expectations are that the figure will be modestly down to flat - too early to declare the recession to be over but a light at the end of the tunnel.


                                        /s/ Jon Burnham
                                        JON BURNHAM
                                        Portfolio Manager

For the first half of 2009, The Burnham Fund rose 6.7% (with dividends reinvested) outperforming both its benchmarks: the S&P 500 Index by 3.6% and the Morningstar Large Cap Blend Index by 1.8%.

We are presently living out the Wall Street proverb: "Climbing a Wall of Worry". The meaning of this proverb: despite the prevailing risks and concerns in the market, stocks seemingly ignore bad news and move upward. During these periods, the market's action confounds the 'experts'. Once the perceived risks are firmly in the past, bears begrudgingly become bulls and stocks may weaken.

Since the S&P 500 Index touched what may now be considered the low of this bear market (682.55 on March 5) it increased 34.7% through the end of the second quarter, and it keeps marching higher, albeit a long way to go before approaching pre-crisis levels. The markets are just now at levels seen in 2003, at that cycle's low. At the time of the March "bottoming out" period, we faced a multitude of challenges: inaugurating a new president in the midst of the worst financial crisis since the Great Depression, squabbling over his appointment of Treasury Secretary and then parsing his every word, proposing a controversial stimulus package, questioning whether surviving banks would pass the "stress tests" and their need for more capital (they would pass the test, and raise capital privately). Moreover, would the unemployment rate level off, housing turn, and earnings continue to plummet?

The second quarter's sharp reversal lends credence to the theory that the dark days in March may have been the nadir, and we are beginning the slow healing process. Since springtime, the stimulus package and budget were passed, Troubled Asset Relief Program ("TARP") financing is in place (and some has been repaid, providing U.S. taxpayers with a nice return on investment). The Term Asset-Backed Loan Facility ("TALF") is in operation, monetizing troubled loans and repairing the capital markets. Corporate earnings were horrific in the first quarter but 'decidedly mixed' in the second - with revenue still weak but cost cutting measures aiding results. In some bright cases, earnings were better than expected. On the Federal Reserve (the "Fed") level, Chairman Bernanke has made strides toward adding transparency to the historically elusive agency. June Fed minutes suggest "the pace of economic contraction is slowing" and conditions are stabilizing, and while businesses continue to cut back, they are making progress in bringing inventories in line with sales. Household spending is stabilizing, though constrained; while commodities have risen of late, the trend is not inflationary. Finally, the Fed stated economic conditions warranted exceptionally low interest rates (via fed funds) for an extended period.

Recent news also indicates that the housing market may be beginning to turn. For the third month in a row, new home sales were positive. Home prices, according to Case-Schiller Data, rose for the first time on a sequential month basis, the first time in three years. The trend year-over-year is still down sharply, but a positive move may herald stabilization except for in the most depressed regions. We believe that consumers will remain cautious in their discretionary spending as the destruction of household wealth combined with deleveraging has caused them to save in order to strengthen their personal balance sheets. So long as unemployment continues to rise, which as a lagging indicator it may do for some time after the recession ebbs, consumer purchasing patterns will be conservative.

We made a number of changes to the portfolio during the first half of 2009. Our purchases reflected our policies of the second half of 2008: owning the strongest participants of market sectors experiencing long-term earnings growth. We continued to pare positions where we viewed advantage in doing so to reduce portfolio risk, but also purchased companies where the risks were overly discounted (Toyota Motor Corp., Ford Motor Co., MetLife, Inc. and bank stocks). We increased our allocation to equities to 86%, and cash was 9%. We decreased our holdings in Energy (by 5.5%) and allocated those resources to other areas including Information Technology and Financial Services. Our top five sectors were: Energy (20.1%); Information Technology (15.7%); Financial Services (10.6%); Industrials (10.3%); and Consumer Discretionary (8.4%). Our top positions were: Apple Inc., Exxon Mobil Corp., McDonald's Corp., Monsanto Co., and PepsiCo, Inc.

Investors eagerly await the preliminary results for second quarter GDP, and expectations are that the figure will be modestly down to flat - too early to declare the recession to be over, but a light at the end of the tunnel. Investors question the strength of the recovery and if at 17x earnings, the markets may be fairly priced after such a brisk run. We face a multitude of challenges: potential inflation in future years (but not in the immediate future), anemic earnings growth, the cost of the U.S. deficits and higher taxes taking a bigger bite of our income. We tend to be more optimistic than most. We believe the Obama administration will successfully lay a foundation for long-term economic growth, without creating a "bubble". We believe that a reasoned health care policy, perhaps staged over several years, will eventually be passed and ultimately be beneficial for consumers and corporations if costs are contained. Once confidence returns, pent-up demand for autos, apparel, household equipment and other necessities (purchases of which have been postponed for the last two-plus years) will return. In addition, the dollar, which has been weak the last six months, will position U.S. goods competitively vs. those of our peers. Being optimistic about the changes we are seeing, we believe the wall is tall but the market may continue to scale it, trumping all of the skeptics.

TICKER SYMBOLS

Class A                      BURHX
Class B                      BURIX
Class C                      BURJX

PORTFOLIO MANAGER

Jon M. Burnham
Since 1995

MINIMUM INVESTMENT

Regular accounts            $2,500
IRAs                        $  100

ASSET VALUES

Net assets, in millions     $59.41
Net asset value per share
Class A                     $19.18
Class B                     $19.19
Class C                     $18.81

MAXIMUM OFFERING PRICE

Class A                     $20.19

MAXIMUM SALES CHARGE OR CDSC**

Class A                       5.00%
Class C                       1.00%

** Class B shares are no longer offered, the maximum Sales Charge or CDSC is currently 2.00%.

EXPENSE RATIOS (annualized)*

                                 Net
                           (after expense
               Gross(1)   reimbursement)(1)
               --------   -----------------
Class A          1.62%          1.49%
Class B          2.37%          2.23%
Class C          2.37%          2.24%

*    See Note 5 to the Financial Statements.

INCEPTION

Class A              June 15, 1975
Class B           October 18, 1993
Class C             April 30, 2004

(1) The Expense Ratios in this table do not match the ratios of expenses to average net assets in the "Financial Highlights" section of the report (the "Highlights Ratios") because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of "Acquired Fund Fees and Expenses." Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.

ALL DATA AS OF JUNE 30, 2009. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                                 2 BURNHAM FUND

PORTFOLIO INVESTMENTS

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

ASSET ALLOCATION (AS A % OF NET ASSETS)

                                   (PIE CHART)

Common Stocks             86%
Exchange Traded Fund       6%
Cash & other net assets    8%

                                % NET
INDUSTRIES - COMMON STOCK       ASSETS
-------------------------       ------
Energy                          20.12%
Information Technology          15.72%
Financial Services              10.61%
Industrials                     10.30%
Consumer Discretionary           8.38%
Consumer Staples                 8.15%
Materials                        6.28%
Telecommunication Services       4.36%
Utilities                        2.19%
                                -----
                                86.11%
                                =====

                                % NET
TOP 10 COMMON STOCK HOLDINGS    ASSETS
----------------------------    ------
Apple Inc.                       7.19%
Exxon Mobil Corp.                4.71%
McDonald's Corp.                 3.87%
Monsanto Co.                     3.75%
PepsiCo, Inc.                    3.70%
Kinder Morgan Management, LLC    3.26%
American Express Co.             2.93%
MetLife, Inc.                    2.78%
Devon Energy Corp.               2.75%
Bank of America Corp.            2.67%
                                -----
                                37.61%
                                =====

TOTAL RETURN +

GROWTH OF $10,000 OVER TEN YEARS

                                       Burnham Fund       Burnham Fund
                                        (Class A)          (Class A)
                                           with             without
    Date           S&P 500 Index       Sales Charge       Sales Charge
 ----------        -------------       ------------       ------------
 6/30/1999           $10,000.00         $ 9,500.00         $10,000.00
 7/31/1999           $ 9,687.75         $ 9,232.84         $ 9,718.78
 8/31/1999           $ 9,639.83         $ 9,329.73         $ 9,820.77
 9/30/1999           $ 9,375.56         $ 9,177.86         $ 9,660.90
10/31/1999           $ 9,968.85         $ 9,974.58         $10,499.56
11/30/1999           $10,171.50         $10,430.60         $10,979.57
12/31/1999           $10,770.56         $11,277.29         $11,870.83
 1/31/2000           $10,229.42         $11,193.47         $11,782.60
 2/29/2000           $10,035.78         $11,463.84         $12,067.20
 3/31/2000           $11,017.58         $12,128.96         $12,767.33
 4/30/2000           $10,686.10         $11,858.59         $12,482.73
 5/31/2000           $10,466.85         $11,626.07         $12,237.97
 6/30/2000           $10,724.89         $12,461.52         $13,117.39
 7/31/2000           $10,557.22         $12,354.76         $13,005.01
 8/31/2000           $11,212.97         $13,674.91         $14,394.64
 9/30/2000           $10,621.00         $13,477.42         $14,186.76
10/31/2000           $10,576.10         $13,050.00         $13,736.84
11/30/2000           $ 9,742.29         $11,632.46         $12,244.70
12/31/2000           $ 9,789.97         $11,511.27         $12,117.13
 1/31/2001           $10,137.31         $11,844.41         $12,467.80
 2/28/2001           $ 9,212.97         $10,496.97         $11,049.44
 3/31/2001           $ 8,629.32         $ 9,830.68         $10,348.09
 4/30/2001           $ 9,299.91         $10,836.06         $11,406.38
 5/31/2001           $ 9,362.22         $10,794.42         $11,362.55
 6/30/2001           $ 9,134.36         $10,529.69         $11,083.88
 7/31/2001           $ 9,044.44         $10,201.02         $10,737.91
 8/31/2001           $ 8,478.24         $ 9,619.87         $10,126.18
 9/30/2001           $ 7,793.60         $ 9,063.45         $ 9,540.47
10/31/2001           $ 7,942.22         $ 9,230.37         $ 9,716.18
11/30/2001           $ 8,551.44         $ 9,629.14         $10,135.94
12/31/2001           $ 8,626.35         $ 9,869.90         $10,389.37
 1/31/2002           $ 8,500.47         $ 9,857.02         $10,375.81
 2/28/2002           $ 8,336.53         $ 9,551.10         $10,053.79
 3/31/2002           $ 8,650.06         $ 9,979.39         $10,504.62
 4/30/2002           $ 8,125.63         $ 9,351.45         $ 9,843.63
 5/31/2002           $ 8,065.76         $ 9,267.73         $ 9,755.50
 6/30/2002           $ 7,491.24         $ 8,807.24         $ 9,270.78
 7/31/2002           $ 6,907.27         $ 8,112.94         $ 8,539.94
 8/31/2002           $ 6,952.62         $ 8,014.88         $ 8,436.72
 9/30/2002           $ 6,197.01         $ 7,488.62         $ 7,882.76
10/31/2002           $ 6,742.45         $ 7,707.62         $ 8,113.29
11/30/2002           $ 7,139.30         $ 7,864.52         $ 8,278.44
12/31/2002           $ 6,719.88         $ 7,586.08         $ 7,985.35
 1/31/2003           $ 6,543.85         $ 7,463.24         $ 7,856.04
 2/28/2003           $ 6,445.66         $ 7,393.52         $ 7,782.65
 3/31/2003           $ 6,508.24         $ 7,516.36         $ 7,911.96
 4/30/2003           $ 7,044.33         $ 7,921.39         $ 8,338.31
 5/31/2003           $ 7,415.48         $ 8,193.63         $ 8,624.87
 6/30/2003           $ 7,510.07         $ 8,289.91         $ 8,726.22
 7/31/2003           $ 7,642.49         $ 8,442.93         $ 8,887.30
 8/31/2003           $ 7,791.53         $ 8,499.48         $ 8,946.82
 9/30/2003           $ 7,708.79         $ 8,442.93         $ 8,887.30
10/31/2003           $ 8,144.87         $ 8,739.00         $ 9,198.95
11/30/2003           $ 8,216.54         $ 8,845.45         $ 9,311.00
12/31/2003           $ 8,647.45         $ 9,224.52         $ 9,710.02
 1/31/2004           $ 8,806.18         $ 9,409.42         $ 9,904.65
 2/29/2004           $ 8,928.58         $ 9,618.29         $10,124.52
 3/31/2004           $ 8,793.88         $ 9,488.17         $ 9,987.55
 4/30/2004           $ 8,655.83         $ 9,135.49         $ 9,616.31
 5/31/2004           $ 8,774.61         $ 9,245.06         $ 9,731.65
 6/30/2004           $ 8,945.23         $ 9,316.97         $ 9,807.34
 7/31/2004           $ 8,649.17         $ 9,067.01         $ 9,544.22
 8/31/2004           $ 8,684.16         $ 9,049.89         $ 9,526.20
 9/30/2004           $ 8,778.21         $ 9,180.01         $ 9,663.16
10/31/2004           $ 8,912.32         $ 9,299.85         $ 9,789.32
11/30/2004           $ 9,272.93         $ 9,638.84         $10,146.14
12/31/2004           $ 9,588.47         $ 9,870.94         $10,390.46
 1/31/2005           $ 9,354.75         $ 9,670.55         $10,179.53
 2/28/2005           $ 9,551.62         $ 9,922.89         $10,445.15
 3/31/2005           $ 9,382.48         $ 9,689.10         $10,199.06
 4/30/2005           $ 9,204.53         $ 9,470.16         $ 9,968.59
 5/31/2005           $ 9,497.41         $ 9,707.66         $10,218.59
 6/30/2005           $ 9,510.89         $ 9,700.24         $10,210.78
 7/31/2005           $ 9,864.58         $ 9,989.69         $10,515.46
 8/31/2005           $ 9,774.58         $ 9,967.42         $10,492.02
 9/30/2005           $ 9,853.74         $10,275.42         $10,816.24
10/31/2005           $ 9,689.47         $10,026.79         $10,554.52
11/30/2005           $10,055.95         $10,342.22         $10,886.55
12/31/2005           $10,059.45         $10,418.31         $10,966.64
 1/31/2006           $10,325.80         $10,688.72         $11,251.28
 2/28/2006           $10,353.82         $10,267.66         $10,808.06
 3/31/2006           $10,482.70         $10,329.46         $10,873.12
 4/30/2006           $10,623.46         $10,468.53         $11,019.50
 5/31/2006           $10,317.70         $10,171.08         $10,706.40
 6/30/2006           $10,331.69         $10,178.81         $10,714.54
 7/31/2006           $10,395.42         $10,368.09         $10,913.78
 8/31/2006           $10,642.76         $10,418.31         $10,966.64
 9/30/2006           $10,917.03         $10,545.79         $11,100.83
10/31/2006           $11,272.77         $10,908.90         $11,483.06
11/30/2006           $11,487.13         $11,179.31         $11,767.69
12/31/2006           $11,648.27         $11,263.03         $11,855.82
 1/31/2007           $11,824.43         $11,309.11         $11,904.32
 2/28/2007           $11,593.16         $11,036.85         $11,617.74
 3/31/2007           $11,722.83         $11,196.02         $11,785.28
 4/30/2007           $12,242.09         $11,623.25         $12,235.00
 5/31/2007           $12,669.28         $12,067.24         $12,702.35
 6/30/2007           $12,458.80         $11,903.88         $12,530.40
 7/31/2007           $12,072.52         $11,702.83         $12,318.77
 8/31/2007           $12,253.49         $11,803.36         $12,424.59
 9/30/2007           $12,711.75         $12,569.86         $13,231.44
10/31/2007           $12,913.95         $13,344.75         $14,047.10
11/30/2007           $12,374.07         $12,741.59         $13,412.20
12/31/2007           $12,288.22         $12,987.53         $13,671.09
 1/31/2008           $11,551.15         $11,751.46         $12,369.95
 2/29/2008           $11,175.91         $11,651.35         $12,264.58
 3/31/2008           $11,127.65         $11,551.25         $12,159.21
 4/30/2008           $11,669.60         $12,334.68         $12,983.87
 5/31/2008           $11,820.75         $12,526.18         $13,185.45
 6/30/2008           $10,824.22         $11,916.85         $12,544.05
 7/31/2008           $10,733.23         $11,107.30         $11,691.90
 8/31/2008           $10,888.48         $11,203.05         $11,792.69
 9/30/2008           $ 9,918.24         $10,040.97         $10,569.44
10/31/2008           $ 8,252.49         $ 8,761.36         $ 9,222.49
11/30/2008           $ 7,660.34         $ 8,156.38         $ 8,585.66
12/31/2008           $ 7,741.84         $ 8,012.85         $ 8,434.57
 1/31/2009           $ 7,089.31         $ 7,714.09         $ 8,120.10
 2/28/2009           $ 6,334.46         $ 7,165.63         $ 7,542.77
 3/31/2009           $ 6,889.33         $ 7,491.14         $ 7,885.41
 4/30/2009           $ 7,548.70         $ 8,097.57         $ 8,523.75
 5/31/2009           $ 7,970.92         $ 8,610.35         $ 9,063.53
 6/30/2009           $ 7,986.74         $ 8,552.39         $ 9,002.51


BURNHAM FUND (CLASS A)

without sales charge   $9,003
with sales charge      $8,552
S&P 500 Index*         $7,987

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC        OR CDSC
--------------       ------------   ------------
CLASS A
   One year            (28.23)%       (31.82)%
   Three years          (5.63)%        (7.23)%
   Five years           (1.70)%        (2.70)%
   Ten years            (1.04)%        (1.55)%

CLASS B
   One year            (28.77)%       (32.28)%
   Three years          (6.34)%        (7.17)%
   Five years           (2.42)%        (2.73)%
   Ten years            (1.79)%        (1.79)%

CLASS C
   One year            (28.78)%       (29.48)%
   Three years          (6.33)%        (6.33)%
   Five years           (2.38)%        (2.38)%
   Since inception      (1.99)%        (1.99)%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC        OR CDSC
-------------        ------------   ------------
CLASS A
   One year            (28.23)%       (31.82)%
   Three years         (15.98)%       (20.18)%
   Five years           (8.21)%       (12.80)%
   Ten years            (9.97)%       (14.48)%

CLASS B
   One year            (28.77)%       (32.28)%
   Three years         (17.85)%       (20.02)%
   Five years          (11.53)%       (12.93)%
   Ten years           (16.50)%       (16.50)%

CLASS C
   One year            (28.78)%       (29.48)%
   Three years         (17.82)%       (17.82)%
   Five years          (11.36)%       (11.36)%
   Since inception      (9.86)%        (9.86)%

PERFORMANCE OVER THE PAST SIX MONTHS

FUND (CLASS A)   6.73%
SECTOR           3.16%
PEER GROUP       4.92%

THE FUND outperformed both its sector and peer group.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.

                               (PERFORMANCE GRAPH)


         Burnham      S&P      Morningstar
           Fund       500       Large Cap
 Date    w/o load    Index        Blend
------   --------   --------   -----------
Jan-09    -3.73%     -8.43%      -7.68%
Feb-09   -10.57%    -18.17%     -16.77%
Mar-09    -6.51%    -11.01%     -10.01%
Apr-09     1.06%     -2.49%       0.93%
May-09     7.46%      2.96%       4.97%
Jun-09     6.73%      3.16%       4.92%



MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                   0.83
R(2)                  80.80
Alpha                  0.78
Standard Deviation    17.46
Sharpe Ratio          (0.42)

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR DIRECT


                                 BURNHAM FUND 3

BURNHAM Financial Services Fund

(PHOTO OF ANTON SCHUTZ)

"The massive efforts put forth by policymakers to unfreeze credit markets and revitalize housing should support an economic recovery later in the year. We are encouraged by the actions taken and believe the effectiveness will help stabilize the overall economy sooner than expected."


                                       /s/ Anton Schutz
                                       ANTON SCHUTZ
                                       Portfolio Manager

The Burnham Financial Services Fund finished the first half of 2009 up 5.42%. The new year began much like 2008 ended, with the market suffering from fundamental and psychological dislocation. New leadership, confusion in interpretation of the financial stability plans, loss of jobs, and lack of sensibility and oversight contributed to a new year beginning very much in a quandary about direction and stability. Rumors of nationalization of banks, continued negative economic indicators and lack of clear vision from Washington dominated the first few months of the year and maintained pressure on the financial sector. As the Federal Reserve (the "Fed") and the Treasury continued to initiate new programs designed to work through the ongoing financial crisis, the lack of clarity in the message muted the intended effect of stabilizing the market and restoring confidence in the financial services sector.

The Fund took advantage of uncertainty in the market and traded the higher beta names through the prolonged volatility. In early March, it was evident that valuations had become very inexpensive, and we took advantage by increasing exposure in solid long investments. We invested in more liquid names as a placeholder for cash while waiting for the smaller capitalization companies to come to market. Both the legacy small cap holdings and these more liquid names benefitted from the rally that has continued into the end of the second quarter. It is and has been very much a "traders market", and we are not "fighting the tape". We continue to use options to generate additional premium and enforce a sell discipline in those names that offer longer term upside.

As the first quarter drew to a close, the concerted efforts of the Fed and the Treasury to evaluate and assess the capital adequacy of the banks and provide a backstop for the shortfalls was perceived as a step forward in the effort to regain confidence in the financial sector. The 19 largest banks were subject to what is commonly referred to as the "stress tests". Additionally, in March, the Public Private Investment Program (PPIP) gained traction as another solution in supporting the financial system and unfreezing the credit markets.

Financial services stocks continued to perform well into the second quarter, although still facing economic headwinds, and were helped by announced first quarter earnings that were seemingly "less bad" than expected. Contributing to the earnings stream were such factors as a refinancing boom and new mortgage business reflecting record low rates; new accounting rules that some banks utilized that permitted them to use their judgment in valuing certain assets; solid growth in core deposits (i.e. "cheap capital") and more attractive spreads between the cost of funds and yields on earning assets. As previously mentioned, the results of the stress tests conducted on the nation's 19 largest banks earlier in the quarter found 10 of the 19 banks in need of capital with Bank of America Corp., General Motors Acceptance Corporation and Wells Fargo & Co. needing 79% of the total on a combined basis. The tests and the results were intended to 1) restore confidence, 2) insure adequate capital levels in the banks and 3) allow banks to repay TARP (Troubled Asset Relief Program) funds.

Banks have raised in excess of $40 billion in new capital in the second quarter, even before taking additional steps to clean up their balance sheets. The majority of this activity has been in the larger capitalization names and we have actively participated in the deals as a means to offset the slower consolidation dynamics of the Fund. We have and will take opportunity to invest in these select names as they come to market to raise capital and trade into the upward moves as they occur.

Newsworthy events continued to unfold into the end of the second quarter, including TARP repayment, financial system regulatory announcements, details of the PPIP and Federal Open Market Committee comments as well as the closely watched economic news. As the quarter came to a close, our long investments, particularly some of the higher exposure names, contributed to the outperformance of the Fund. Alliance Financial Corp., Chimera Investment Corp. and JPMorgan Chase & Co. were among the top performers. These names represent the diversity of both market capitalization and business within the financial sector and point to our ability to identify the profitable opportunities within the many various subsectors.

As second quarter earnings are announced, "one time" variables, including the impact of the FDIC special assessment and the cost of TARP repayment have weighed on earnings, as expected. Credit quality has remained under pressure, while robust mortgage and trading operations have strengthened results. Solid net interest margins have also contributed favorably as margin spreads continue to widen.

We are cautiously optimistic that a sustained recovery is possible for the latter half of this year. While we continue to maintain a relatively hedged position, recognizing that commercial real estate and commercial and industrial loans and to a lesser extent consumer weakness will continue to weigh heavily on the financial sector, economic news has suggested that deterioration is slowing. The massive efforts put forth by policymakers to unfreeze credit markets and revitalize housing should support an economic recovery later in the year. We are encouraged by the actions taken and believe the effectiveness will help stabilize the overall economy sooner than expected. These initiatives, in conjunction with mark-to-market accounting changes, lower deposit costs producing better margins and the ability to access capital when and if needed, will be the impetus to move the financial sector forward and into more normalized territory. We will continue to trade more given expectations of further market volatility and participate in opportunistic capital raises. The opportunity in mortgage REITS remains very strong as these firms purchase assets at substantially discounted prices using clean capital. Consolidation, which has been dormant, is coming back into focus and we are seeing profitable opportunities on both sides of this trade. Acquirers are able to benefit from the pricing in the market with deals becoming immediately accretive. Sellers are seeing some premium from existing pricing, although still off from historic highs. In addition, conversions of mutual holding companies into public companies is expected to accelerate and will again provide attractive investment opportunities in the small cap names.

TICKER SYMBOLS

Class A                       BURKX
Class B                       BURMX
Class C                       BURNX

PORTFOLIO MANAGER

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

MINIMUM INVESTMENT

Regular accounts              $2,500
IRAs                          $  100

ASSET VALUES

Net assets, in millions       $50.10
Net asset value per share
Class A                       $15.18
Class B                       $14.36
Class C                       $14.89

MAXIMUM OFFERING PRICE

Class A                       $15.98

MAXIMUM SALES CHARGE OR CDSC**

Class A                        5.00%
Class C                        1.00%

** Class B shares are no longer offered, the maximum Sales Charge or CDSC is currently 2.00%.

EXPENSE RATIOS (annualized)*

                              Net (after
                    Gross   reimbursement)
                    -----   -------------
Class A             1.96%       1.68%
Class B             2.72%       2.42%
Class C             2.71%       2.42%

*    See Note 5 to the Financial Statements.

INCEPTION

Class A and B               June 7, 1999
Class C                     April 29, 2005

ALL DATA AS OF JUNE 30, 2009. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                            4 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS

The fund seeks capital appreciation.

ASSET ALLOCATION (AS A % OF NET ASSETS)

                                   (PIE CHART)

Common Stocks (net of written call options)   94%
Cash and other net assets                      6%

TOP 10 INDUSTRIES - COMMON STOCK       % NET
(NET OF WRITTEN CALL OPTIONS)          ASSETS
--------------------------------       ------
Banks - Regional                       20.96%
Thrifts & Mortgage Finance             20.51%
Real Estate Investment Trusts          15.41%
Other Diversified Financial Services   12.40%
Asset Management & Custody Banks        8.14%
Investment Banking & Brokerage          6.03%
Life & Health Insurance                 3.99%
Property & Casualty Insurance           2.35%
Diversified Banks                       2.17%
Insurance Brokers                       1.87%
                                       -----
                                       93.83%
                                       =====

TOP 10 COMMON STOCK HOLDINGS           % NET
(NET OF WRITTEN CALL OPTIONS)          ASSETS
-----------------------------          ------
Chimera Investment Corp.                6.44%
JPMorgan Chase & Co.                    5.54%
People's United Financial, Inc.         4.27%
Bank of America Corp.                   4.17%
TFS Financial Corp.                     4.16%
Porter Bancorp, Inc.                    3.96%
Invesco Mortgage Capital, Inc.          3.89%
Ameriprise Financial, Inc.              3.53%
Redwood Trust, Inc.                     2.84%
Alliance Financial Corp.                2.69%
                                       -----
                                       41.49%
                                       =====

TOTAL RETURN+

GROWTH OF $10,000 SINCE INCEPTION

                               (PERFORMANCE GRAPH)

                                                   Burnham        Burnham
                                                  Financial      Financial
                                                  Services       Services
                                                    Fund           Fund
                   NASDAQ           NASDAQ        (Class A)      (Class A)
                    Bank           Financial         with         without
    Date           Index           100 Index     Sales Charge   Sales Charge
 ----------     -------------    -------------   ------------   ------------
  6/30/1999       $10,000.00       $10,000.00     $ 9,500.00     $10,000.00
  7/31/1999       $ 9,719.12       $ 9,353.09     $ 9,373.45     $ 9,866.79
  8/31/1999       $ 9,326.89       $ 8,798.15     $ 8,930.54     $ 9,400.57
  9/30/1999       $ 9,062.48       $ 8,421.42     $ 8,813.04     $ 9,276.88
 10/31/1999       $ 9,716.86       $ 9,114.96     $ 9,445.77     $ 9,942.91
 11/30/1999       $ 9,544.54       $ 9,107.02     $ 9,292.10     $ 9,781.16
 12/31/1999       $ 9,173.92       $ 8,808.44     $ 8,867.68     $ 9,334.41
  1/31/2000       $ 8,620.90       $ 8,112.09     $ 8,324.21     $ 8,762.33
  2/29/2000       $ 7,885.57       $ 7,537.11     $ 7,835.08     $ 8,247.46
  3/31/2000       $ 8,358.73       $ 8,360.92     $ 8,777.11     $ 9,239.06
  4/30/2000       $ 8,167.36       $ 7,874.60     $ 9,039.78     $ 9,515.56
  5/31/2000       $ 8,531.73       $ 8,046.01     $ 9,565.14     $10,068.57
  6/30/2000       $ 8,234.16       $ 7,652.45     $ 9,601.37     $10,106.71
  7/31/2000       $ 8,571.71       $ 8,014.26     $10,353.18     $10,898.08
  8/31/2000       $ 9,235.67       $ 8,805.64     $11,268.03     $11,861.08
  9/30/2000       $ 9,846.12       $ 9,348.21     $12,146.64     $12,785.94
 10/31/2000       $ 9,716.26       $ 9,220.88     $11,847.73     $12,471.30
 11/30/2000       $ 9,781.82       $ 8,977.21     $11,874.91     $12,499.90
 12/31/2000       $10,797.48       $10,003.80     $13,548.18     $14,261.24
  1/31/2001       $10,902.34       $ 9,867.85     $14,063.65     $14,803.84
  2/28/2001       $10,691.78       $ 9,571.58     $14,569.40     $15,336.21
  3/31/2001       $10,545.38       $ 9,278.64     $14,734.74     $15,510.25
  4/30/2001       $10,815.29       $ 9,676.51     $15,259.94     $16,063.09
  5/31/2001       $11,302.66       $10,013.63     $16,368.69     $17,230.20
  6/30/2001       $11,860.80       $10,446.89     $16,903.61     $17,793.28
  7/31/2001       $12,255.88       $10,738.64     $17,389.91     $18,305.17
  8/31/2001       $11,821.34       $10,264.54     $17,253.74     $18,161.84
  9/30/2001       $11,668.70       $10,055.84     $16,086.64     $16,933.30
 10/31/2001       $11,252.32       $ 9,639.97     $15,960.20     $16,800.21
 11/30/2001       $11,734.41       $10,169.73     $16,621.56     $17,496.38
 12/31/2001       $12,166.92       $10,564.94     $17,515.22     $18,437.07
  1/31/2002       $12,459.45       $10,716.94     $18,102.75     $19,055.53
  2/28/2002       $12,691.62       $10,944.56     $18,235.78     $19,195.56
  3/31/2002       $13,402.35       $11,523.98     $19,189.14     $20,199.09
  4/30/2002       $13,931.55       $11,794.01     $20,031.64     $21,085.94
  5/31/2002       $13,852.59       $11,617.25     $20,297.70     $21,366.00
  6/30/2002       $13,857.40       $11,320.44     $19,931.87     $20,980.92
  7/31/2002       $13,300.04       $10,866.71     $19,189.14     $20,199.09
  8/31/2002       $13,674.10       $11,122.21     $19,942.96     $20,992.59
  9/30/2002       $12,741.95       $10,165.72     $19,033.94     $20,035.73
 10/31/2002       $12,997.19       $10,471.34     $19,710.16     $20,747.54
 11/30/2002       $13,053.34       $10,535.60     $20,342.04     $21,412.67
 12/31/2002       $13,010.60       $10,395.03     $20,588.45     $21,672.05
  1/31/2003       $12,960.42       $10,244.86     $21,026.50     $22,133.16
  2/28/2003       $12,974.97       $10,153.84     $20,846.79     $21,943.99
  3/31/2003       $12,782.10       $ 9,979.09     $21,082.66     $22,192.27
  4/30/2003       $13,545.83       $10,590.86     $22,778.71     $23,977.59
  5/31/2003       $14,505.56       $11,492.96     $23,710.97     $24,958.92
  6/30/2003       $14,507.45       $11,512.75     $23,913.15     $25,171.74
  7/31/2003       $15,087.74       $11,954.61     $25,339.63     $26,673.29
  8/31/2003       $15,380.20       $12,171.60     $25,710.29     $27,063.46
  9/30/2003       $15,386.66       $12,164.24     $26,024.79     $27,394.51
 10/31/2003       $16,550.44       $13,099.43     $27,687.14     $29,144.36
 11/30/2003       $17,042.73       $13,338.00     $28,203.81     $29,688.23
 12/31/2003       $17,307.74       $13,633.00     $28,960.22     $30,484.44
  1/31/2004       $17,525.31       $13,977.27     $30,097.77     $31,681.87
  2/29/2004       $17,809.02       $14,288.60     $30,761.35     $32,380.36
  3/31/2004       $17,707.44       $14,137.47     $30,915.39     $32,542.51
  4/30/2004       $16,806.79       $13,357.87     $28,889.12     $30,409.60
  5/31/2004       $17,249.98       $13,697.60     $29,564.54     $31,120.57
  6/30/2004       $17,576.29       $13,938.35     $29,505.30     $31,058.21
  7/31/2004       $17,237.89       $13,668.99     $29,007.62     $30,534.33
  8/31/2004       $17,771.35       $14,137.43     $29,848.93     $31,419.93
  9/30/2004       $18,073.16       $14,334.46     $30,607.30     $32,218.21
 10/31/2004       $18,665.84       $14,752.06     $31,223.48     $32,866.82
 11/30/2004       $19,633.19       $15,550.98     $32,337.33     $34,039.30
 12/31/2004       $19,668.94       $15,711.62     $32,762.02     $34,486.34
  1/31/2005       $18,850.77       $14,983.75     $31,815.57     $33,490.07
  2/28/2005       $18,578.52       $14,824.78     $31,349.62     $32,999.60
  3/31/2005       $18,246.17       $14,602.17     $30,854.55     $32,478.47
  4/30/2005       $17,676.68       $14,195.51     $29,995.45     $31,574.16
  5/31/2005       $18,297.62       $14,826.00     $30,650.69     $32,263.89
  6/30/2005       $18,828.59       $15,339.78     $31,524.35     $33,183.52
  7/31/2005       $19,736.27       $16,011.47     $32,310.64     $34,011.20
  8/31/2005       $19,298.58       $15,666.64     $31,757.32     $33,428.76
  9/30/2005       $18,832.24       $15,496.51     $31,174.89     $32,815.67
 10/31/2005       $19,216.45       $15,908.19     $31,378.74     $33,030.25
 11/30/2005       $19,685.87       $16,394.50     $32,572.73     $34,287.09
 12/31/2005       $19,289.57       $16,081.50     $32,884.01     $34,614.75
  1/31/2006       $19,726.25       $16,690.32     $33,428.19     $35,187.57
  2/28/2006       $19,938.69       $16,874.53     $33,412.64     $35,171.20
  3/31/2006       $20,427.51       $17,060.55     $34,361.07     $36,169.55
  4/30/2006       $20,523.83       $17,242.88     $34,625.39     $36,447.78
  5/31/2006       $20,218.57       $16,808.98     $34,532.10     $36,349.58
  6/30/2006       $20,275.64       $16,649.68     $34,843.06     $36,676.91
  7/31/2006       $20,544.88       $16,860.83     $35,433.88     $37,298.82
  8/31/2006       $20,747.80       $17,148.39     $35,760.39     $37,642.52
  9/30/2006       $20,907.99       $17,628.41     $36,491.15     $38,411.73
 10/31/2006       $21,281.62       $17,796.83     $37,237.45     $39,197.32
 11/30/2006       $21,450.83       $18,004.61     $37,843.82     $39,835.60
 12/31/2006       $21,952.06       $18,381.84     $38,480.37     $40,505.65
  1/31/2007       $21,651.92       $18,387.06     $38,053.94     $40,056.78
  2/28/2007       $21,394.05       $18,104.95     $37,627.52     $39,607.92
  3/31/2007       $21,094.46       $17,839.23     $37,320.50     $39,284.73
  4/30/2007       $20,728.23       $18,151.49     $36,877.02     $38,817.91
  5/31/2007       $21,134.93       $19,014.14     $36,655.28     $38,584.50
  6/30/2007       $20,496.81       $18,342.56     $35,376.01     $37,237.91
  7/31/2007       $18,899.33       $17,185.06     $32,936.87     $34,670.39
  8/31/2007       $19,688.97       $17,521.63     $34,864.30     $36,699.27
  9/30/2007       $19,778.17       $17,939.45     $34,966.64     $36,806.99
 10/31/2007       $19,239.95       $18,064.06     $34,659.62     $36,483.81
 11/30/2007       $18,516.02       $17,449.99     $33,414.47     $35,173.12
 12/31/2007       $17,584.61       $17,056.22     $33,107.30     $34,849.79
  1/31/2008       $18,088.92       $16,796.74     $33,574.92     $35,342.02
  2/29/2008       $16,563.13       $15,436.93     $32,377.82     $34,081.91
  3/31/2008       $16,970.20       $15,403.40     $31,180.72     $32,821.81
  4/30/2008       $17,052.99       $15,925.06     $31,648.33     $33,314.03
  5/31/2008       $16,620.27       $15,759.25     $31,704.45     $33,373.10
  6/30/2008       $13,764.54       $13,560.46     $27,514.60     $28,962.73
  7/31/2008       $15,122.07       $14,810.40     $29,553.41     $31,108.85
  8/31/2008       $15,725.05       $15,450.70     $31,143.31     $32,782.43
  9/30/2008       $16,400.05       $15,472.49     $30,787.92     $32,408.33
 10/31/2008       $15,232.60       $13,476.34     $28,618.17     $30,124.39
 11/30/2008       $13,925.03       $12,117.18     $27,271.44     $28,706.77
 12/31/2008       $13,799.15       $12,080.64     $28,212.86     $29,697.74
  1/31/2009       $10,805.34       $ 9,603.14     $24,566.16     $25,859.12
  2/28/2009       $ 9,552.80       $ 8,790.37     $22,527.15     $23,712.79
  3/31/2009       $10,355.76       $ 9,951.13     $24,683.80     $25,982.95
  4/30/2009       $10,903.26       $10,613.97     $27,644.29     $29,099.25
  5/31/2009       $11,110.76       $11,210.09     $29,448.03     $30,997.92
  6/30/2009       $10,683.33       $11,035.15     $29,742.11     $31,307.49


BURNHAM FINANCIAL SERVICES FUND (CLASS A)

without sales charge          $31,308
with sales charge             $29,742
NASDAQ Bank Index*            $10,683
NASDAQ Financial 100 Index*   $11,035

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC        OR CDSC
--------------       ------------   ------------
CLASS A
   One year              8.10%          2.69%
   Three years          (5.13)%        (6.74)%
   Five years            0.16%         (0.86)%
   Ten years            12.08%         11.51%
CLASS B
   One year              7.28%          2.28%
   Three years          (5.84)%        (6.59)%
   Five years           (0.57)%        (0.82)%
   Ten years            11.22%         11.22%
CLASS C
   One year              7.27%          6.27%
   Three years          (5.84)%        (5.84)%
   Since inception      (0.90)%        (0.90)%

                       WITH NO        WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS          OR CDSC         OR CDSC
-------------        ------------   ------------
CLASS A
   One year              8.10%          2.69%
   Three years         (14.64)%       (18.91)%
   Five years            0.80%         (4.24)%
   Ten years           213.08%        197.42%
CLASS B
   One year              7.28%          2.28%
   Three years         (16.52)%       (18.52)%
   Five years           (2.84)%        (4.03)%
   Ten years           189.87%        189.87%
CLASS C
   One year              7.27%          6.27%
   Three years         (16.53)%       (16.53)%
   Since inception      (3.71)%        (3.71)%

PERFORMANCE OVER THE PAST SIX MONTHS

                               (PERFORMANCE GRAPH)

FUND (CLASS A)     5.42%
SECTOR           -22.60%
PEER GROUP         4.39%

THE FUND outperformed both its sector and peer group.

THE SECTOR is represented by the NASDAQ Bank Index, an unmanaged index of NASDAQ listed companies classified as banks. They include banks providing a broad range of financial services.

THE PEER GROUP is represented by the funds in the Morningstar Specialty
- Financial investment category.

                               (PERFORMANCE GRAPH)


           Burnham       PHX/KBW  Morningstar
        Financial Inds.   Bank     Specialty
 Date       w/o load      Index     Finance
------  ---------------  -------  -----------
Jan-09      -11.33%      -34.97%   -17.71%
Feb-09      -17.44%      -45.06%   -27.59%
Mar-09       -6.44%      -35.87%   -18.85%
Apr-09        1.00%      -25.13%    -5.83%
May-09       10.00%      -14.44%     4.85%
Jun-09       12.89%      -16.59%     4.39%


MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                  0.75
R(2)                 57.02
Alpha                 0.76
Standard Deviation   18.67
Sharpe Ratio         (0.35)

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR DIRECT


                            FINANCIAL SERVICES FUND 5

BURNHAM Financial Industries Fund

(PHOTO OF ANTON SCHUTZ)

"We continue to use options to generate additional premium and enforce a sell discipline in those names that offer longer term upside, and to opportunistically trade some of the discounted secondaries."


                                        /s/ Anton Schutz
                                        ANTON SCHUTZ
                                        Portfolio Manager

The Burnham Financial Industries Fund finished the first half of 2009 up 12.89%. The new year began much like 2008 ended, with the market suffering from fundamental and psychological dislocation. New leadership, confusion in interpretation of the financial stability plans, loss of jobs, and lack of sensibility and oversight contributed to a new year beginning very much in a quandary about direction and stability. Rumors of nationalization of banks, continued negative economic indicators and lack of clear vision from Washington dominated the first few months of the year and maintained pressure on the financial sector. As the Federal Reserve (the "Fed") and the Treasury continued to initiate new programs designed to work through the ongoing financial crisis, the lack of clarity in the message muted the intended effect of stabilizing the market and restoring confidence in the financial services sector.

The Fund, having the ability to short, took advantage of this uncertainty and maintained a moderate amount of short exposure through the beginning of March. In early March, valuations became very inexpensive and it became extremely difficult to justify being short with prices at such discounted levels. Therefore, the Fund began reducing short exposure and was well positioned for the imminent rally that has continued into the end of the second quarter. It is and has been very much a "traders market", and we are not "fighting the tape". We continue to use options to generate additional premium and enforce a sell discipline in those names that offer longer term upside, and to opportunistically trade some of the discounted secondaries.

As the first quarter drew to a close, the concerted efforts of the Fed and the Treasury to evaluate and assess the capital adequacy of the banks and provide a backstop for the shortfalls was finally perceived as a step forward in the effort to regain confidence in the financial sector. The 19 largest banks were subject to what is commonly referred to as the "stress tests". Additionally, in March, the Public Private Investment Program (PPIP) gained traction as another solution in supporting the financial system and unfreezing the credit markets.

Financial services stocks continued to perform well into the second quarter, although still facing economic headwinds, and were helped by announced first quarter earnings that were seemingly "less bad" than expected. Contributing to the earnings stream were such factors as a refinancing boom and new mortgage business reflecting record low rates; new accounting rules that some banks utilized that permitted them to use their judgment in valuing certain assets; solid growth in core deposits (i.e. "cheap capital") and more attractive spreads between the cost of funds and yields on earning assets. As previously mentioned, the results of the stress tests conducted on the nation's 19 largest banks earlier in the quarter found 10 of the 19 banks in need of capital with Bank of America Corp., General Motors Acceptance Corporation and Wells Fargo & Co. needing 79% of the total on a combined basis. The tests and the results were intended to 1) restore confidence, 2) insure adequate capital levels in the banks and 3) allow banks to repay TARP (Troubled Asset Relief Program) funds.

Banks have raised in excess of $40 billion in new capital in the second quarter, even before taking additional steps to clean up their balance sheets. We have and will take opportunity to invest in select names as they come to market to raise capital and trade into upward moves as they occur. Ten financial institutions have been given approval to pay back TARP. Overall, this move has been viewed positively for the sector and for those names in particular. Newsworthy events continued to unfold into the end of the second quarter, including the mentioned TARP repayment, financial system regulatory announcements, details of the PPIP and Federal Open Market Committee comments as well as the closely watched economic news. As the quarter came to a close, our long investments, particularly the higher exposure names, contributed to the outperformance of the Fund. Morgan Stanley, Chimera Investment Corp., JPMorgan Chase & Co. and Redwood Trust, Inc. were among the top performers. These names represent the diversity of business within the financial sector and point to our ability to identify the profitable opportunities within the many various subsectors.

As second quarter earnings are announced, "one time" variables, including the impact of the FDIC special assessment and the cost of TARP repayment, have weighed on earnings, as expected. Credit quality has remained under pressure, while robust mortgage and trading operations have strengthened results. Solid net interest margins have also contributed favorably as margin spreads continue to widen.

We are cautiously optimistic that a sustained recovery is possible for the latter half of this year. While we continue to maintain a relatively hedged position, recognizing that commercial real estate and commercial and industrial loans and consumer weakness will continue to weigh heavily on the financial sector, economic news has suggested that deterioration is slowing. The massive efforts put forth by policymakers to unfreeze credit markets and revitalize housing should support an economic recovery later in the year. We are encouraged by the actions taken and believe the effectiveness will help stabilize the overall economy sooner than expected. These initiatives, in conjunction with mark-to-market accounting changes, lower deposit costs producing better margins and the ability to access capital when and if needed, will be the impetus to move the financial sector forward and into normalized territory. We will continue to trade more with the continued volatility and participate in opportunistic capital raises. Consolidation, which has been dormant, is coming back into focus and we are seeing profitability on both sides of this trade. Acquirers are able to benefit from the pricing in the market with deals becoming immediately accretive. Sellers are seeing some premium from existing pricing, although off from historic highs. Conversely, the opportunity in Mortgage REITS remains very strong as these firms purchase assets at substantially discounted prices using clean capital.

TICKER SYMBOLS

Class A                            BURFX
Class C                            BURCX

PORTFOLIO MANAGER

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

MINIMUM INVESTMENT

Regular accounts                   $2,500
IRAs                               $  100

ASSET VALUES

Net assets, in millions            $96.16
Net asset value per share
Class A                            $10.16
Class C                            $10.03

MAXIMUM OFFERING PRICE

Class A                            $10.69

MAXIMUM SALES CHARGE OR CDSC**

Class A                              5.00%
Class C                              1.00%

EXPENSE RATIOS (annualized)*

                                   Class A   Class C
                                   -------   -------
Expenses before waiver including
   dividend expense                 2.89%     3.61%
Expenses net of waiver including
   dividend expense                 2.76%     3.47%

*    See Note 5 to the Financial Statements.

INCEPTION

Class A and C                      April 30, 2004

ALL DATA AS OF JUNE 30, 2009. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                           6 FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS

The fund seeks capital appreciation.

ASSET ALLOCATION (AS A % OF NET ASSETS)
---------------------------------------
Long Positions                             98.27%
Short Positions                           (22.89)%
Cash and Other Assets, Less Liabilities    24.62%
                                          ------
                                          100.00%
                                          ======

TOP 10 INDUSTRIES
(AS A % OF NET ASSETS)                     LONG %   SHORT %   NET %
----------------------                     ------   -------   -----
Real Estate Investment Trusts              20.37%    -2.55%   17.82%
Banks - Regional                           18.74%    -7.85%   10.89%
Thrifts & Mortgage Finance                 15.63%    -0.36%   15.27%
Other Diversified Financial Services       13.21%    -0.53%   12.68%
Asset Management & Custody Banks            9.51%    -2.65%    6.86%
Investment Banking & Brokerage              7.07%    -1.06%    6.01%
Life & Health Insurance                     4.12%    -1.40%    2.72%
Property & Casualty Insurance               3.25%    -0.02%    3.23%
Diversified Banks                           3.15%    -1.53%    1.62%
Insurance Brokers                           1.97%    -0.02%    1.95%
                                           -----    ------    -----
                                           97.02%   -17.97%   79.05%
                                           =====    ======    =====

TOP 10 COMMON STOCK HOLDINGS                % NET
(NET OF WRITTEN OPTIONS)                   ASSETS
----------------------------               ------
Invesco Mortgage Capital, Inc.              8.20%
Chimera Investment Corp.                    6.71%
JPMorgan Chase & Co.                        6.70%
TFS Financial Corp.                         5.53%
Bank of America Corp.                       3.66%
Ameriprise Financial, Inc.                  3.62%
Bancorp Rhode Island, Inc.                  3.45%
People's United Financial, Inc.             3.28%
Alliance Financial Corp.                    3.15%
Lazard Ltd., Class A                        3.00%
                                           -----
                                           47.30%
                                           =====

TOTAL RETURN +

GROWTH OF $10,000 SINCE INCEPTION

                               (PERFORMANCE GRAPH)

                                     Burnham        Burnham
                                    Financial      Financial
                                   Industries      Industries
                                      Fund           Fund
                    KWB             (Class A)      (Class A)
                    Bank               with         without
    Date           Index           Sales Charge   Sales Charge
 ----------     -------------      ------------   ------------
 4/30/2004        $10,000.00        $ 9,500.00      $10,000.00
 5/31/2004        $10,181.16        $ 9,984.50      $10,510.00
 6/30/2004        $10,176.78        $ 9,946.50      $10,470.00
 7/31/2004        $10,025.14        $ 9,718.50      $10,230.00
 8/31/2004        $10,496.46        $10,013.00      $10,540.00
 9/30/2004        $10,355.95        $10,155.50      $10,690.00
10/31/2004        $10,591.59        $10,374.00      $10,920.00
11/30/2004        $10,798.23        $10,706.50      $11,270.00
12/31/2004        $11,138.95        $10,817.65      $11,387.00
 1/31/2005        $10,846.50        $10,617.15      $11,175.94
 2/28/2005        $10,710.32        $10,636.24      $11,196.05
 3/31/2005        $10,415.63        $10,693.53      $11,256.35
 4/30/2005        $10,548.99        $10,578.96      $11,135.74
 5/31/2005        $10,689.27        $10,760.36      $11,326.70
 6/30/2005        $10,776.32        $11,132.73      $11,718.66
 7/31/2005        $10,909.71        $11,390.52      $11,990.02
 8/31/2005        $10,757.83        $11,400.07      $12,000.07
 9/30/2005        $10,549.17        $11,218.66      $11,809.11
10/31/2005        $10,950.80        $11,486.00      $12,090.52
11/30/2005        $11,450.39        $11,696.05      $12,311.63
12/31/2005        $11,491.67        $11,723.82      $12,340.86
 1/31/2006        $11,473.63        $11,866.29      $12,490.83
 2/28/2006        $11,833.56        $12,008.77      $12,640.81
 3/31/2006        $11,857.25        $12,293.72      $12,940.76
 4/30/2006        $12,636.78        $12,517.62      $13,176.44
 5/31/2006        $12,206.29        $12,426.02      $13,080.02
 6/30/2006        $12,079.51        $12,395.49      $13,047.89
 7/31/2006        $12,516.21        $12,436.20      $13,090.74
 8/31/2006        $12,492.65        $12,680.45      $13,347.84
 9/30/2006        $12,846.88        $12,985.75      $13,669.21
10/31/2006        $12,948.17        $13,168.94      $13,862.04
11/30/2006        $12,863.60        $13,504.78      $14,215.55
12/31/2006        $13,444.39        $13,686.50      $14,406.84
 1/31/2007        $13,528.16        $13,851.93      $14,580.98
 2/28/2007        $13,296.04        $13,896.04      $14,627.41
 3/31/2007        $13,132.85        $13,907.07      $14,639.02
 4/30/2007        $13,420.54        $13,885.01      $14,615.80
 5/31/2007        $13,585.45        $14,072.50      $14,813.16
 6/30/2007        $13,129.63        $13,686.50      $14,406.84
 7/31/2007        $12,261.70        $12,936.55      $13,617.43
 8/31/2007        $12,411.26        $14,083.53      $14,824.77
 9/30/2007        $12,446.29        $14,293.07      $15,045.34
10/31/2007        $12,171.97        $14,248.96      $14,998.90
11/30/2007        $11,485.15        $13,741.64      $14,464.89
12/31/2007        $10,515.08        $13,544.79      $14,257.68
 1/31/2008        $11,238.18        $13,715.41      $14,437.28
 2/29/2008        $ 9,813.76        $13,361.05      $14,064.26
 3/31/2008        $ 9,481.75        $13,006.68      $13,691.24
 4/30/2008        $ 9,969.89        $13,426.67      $14,133.34
 5/31/2008        $ 9,179.82        $13,623.54      $14,340.57
 6/30/2008        $ 7,071.17        $12,206.06      $12,848.49
 7/31/2008        $ 8,078.36        $12,875.43      $13,553.08
 8/31/2008        $ 8,093.26        $13,833.54      $14,561.62
 9/30/2008        $ 8,331.40        $13,636.67      $14,354.39
10/31/2008        $ 7,228.07        $12,573.56      $13,235.32
11/30/2008        $ 5,935.96        $12,127.31      $12,765.59
12/31/2008        $ 5,520.40        $12,597.58      $13,260.61
 1/31/2009        $ 3,593.93        $11,169.85      $11,757.74
 2/28/2009        $ 3,037.80        $10,400.00      $10,947.37
 3/31/2009        $ 3,544.35        $11,785.73      $12,406.04
 4/30/2009        $ 4,137.14        $12,723.55      $13,393.21
 5/31/2009        $ 4,727.87        $13,857.34      $14,586.67
 6/30/2009        $ 4,609.32        $14,221.27      $14,969.75


BURNHAM FINANCIAL INDUSTRIES FUND (CLASS A)

without sales charge   $14,970
with sales charge      $14,221
KBW Bank Index*        $ 4,609

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC       OR CDSC
--------------       ------------   ------------
CLASS A
   One year             16.51%         10.68%
   Three years           4.68%          2.91%
   Five years            7.41%          6.31%
   Since inception       8.12%          7.05%
CLASS C
   One year             15.59%         14.59%
   Three years           3.95%          3.95%
   Five years            6.68%          6.68%
   Since inception       7.36%          7.36%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC       OR CDSC
--------------       ------------   ------------
CLASS A
   One year             16.51%         10.68%
   Three years          14.73%          8.99%
   Five years           42.98%         35.83%
   Since inception      49.70%         42.21%
CLASS C
   One year             15.59%         14.59%
   Three years          12.32%         12.32%
   Five years           38.16%         38.16%
   Since inception      44.38%         44.38%

PERFORMANCE OVER THE PAST SIX MONTHS

                               (PERFORMANCE GRAPH)

FUND (CLASS A)   12.89%
SECTOR          -16.59%
PEER GROUP        4.39%

THE FUND outperformed both its sector and peer group.

THE SECTOR is represented by the KBW Bank Index, a capitalization-weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.

THE PEER GROUP is represented by the funds in the Morningstar Specialty
- Financial investment category.

                               (PERFORMANCE GRAPH)

          Burnham     NASDAQ   Morningstar
         Financial     Bank     Specialty
Date      w/o load    Index      Finance
------   ---------   -------   -----------
Jan-09   -12.93%     -21.70%    -17.71%
Feb-09   -20.15%     -30.81%    -27.59%
Mar-09    -12.51     -24.96%    -18.85%
Apr-09    -2.02%     -21.00%     -5.83%
May-09     4.38%     -19.49%      4.85%
Jun-09     5.42%     -22.60%      4.39%


MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                  0.76
R(2)                 61.94
Alpha                10.59
Standard Deviation   18.16
Sharpe Ratio          0.18

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR


                           FINANCIAL INDUSTRIES FUND 7

BURNHAM U.S. Government Money Market Fund

"There is a growing belief that we may be finally at or near the bottom of the current economic growth cycle and that it is only a matter of time until we begin entering the growth segment of a new economic growth cycle."


                                       /s/ Seth Frimere
                                       SETH FRIMERE
                                       Portfolio Manager

The following are the two most frequent inquiries that we have addressed since the beginning of the year: 1) when will the economy begin its turn-around, and
2) when will short-term rates start to improve.

The state of our economy, as well as the global economy, can be described as "not necessarily improving, but not worsening either". There is a growing belief that we may be finally at or near the bottom of the current economic growth cycle and that it is only a matter of time until we begin entering the growth segment of a new economic growth cycle. One would like to believe that the various worldwide government economic stimulus actions and direct monetary injections would eventually bear some form of fruit in the form of a revitalized economic expansion. A sampling of the positive economic figures we have recently observed include a lack of inflationary pressures on the producer and consumer pricing side, growing durable goods orders, and an increase in corporate capital orders/investments. However, the continual worsening in home prices, rise in long-term mortgage rates, and consistent rise in unemployment data do not necessarily point to a healing scenario.

Ultimately, we are in more of an economic holding pattern that feels extremely sensitive to both positive and negative influences. Time will be the final judge of success related to the various efforts made to direct our economy into positive territory. The intensity and duration of our economy's current recessionary period can still be directly related to the "blockage" of credit and liquidity between various financial entities and the reluctance of these institutions to lend to other businesses and individuals. This issue continues to be directly related to the fact that banks and financial intermediaries do not trust each other's viability and, therefore, are not interested in assuming any additional risks during such an uncertain economic period. The Federal
Open Market Committee (FOMC), the Treasury Department, and the Obama administration continue to face an unprecedented period in our nation's economic history that will require a great deal of foresight, resilience, strength, and courage to address and implement the steps needed to direct our economy down the path of recovery. Each day has the potential for a news-worthy event that could warrant some action and we continue to account for each one as it emerges. Safety and preservation of capital has always been our primary goal, therefore, we will continue to be cautious with any of our purchases to maintain liquidity and preserve capital in the fund.

                              PORTFOLIO INVESTMENTS

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
               ASSET ALLOCATION BY MATURITY (AS A % OF NET ASSETS)

                                   (PIE CHART)

1-5 days       44%
6-75 days      38%
Over 100 days  18%

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
                ASSET ALLOCATION BY TYPE (AS A % OF MARKET VALUE)

                                   (PIE CHART)

U.S. Treasury Note                    5%
U.S. Treasury Bills                  20%
Repurchase Agreements                24%
U.S. Government Agency Obligations   35%
Investment Trust                     16%

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

Ticker Symbol   BUTXX

PORTFOLIO MANAGER

Seth H. Frimere
Reich & Tang Asset Management L.P.
Since Inception

MINIMUM INVESTMENT

Regular accounts                $2,500
IRAs                            $  100

ASSET VALUES

Net assets, in millions        $275.24
Net asset value per share      $  1.00

EXPENSE RATIOS (ANNUALIZED)*

Gross                            0.75%
Net (after reimbursement)        0.63%

*    See Note 5 to the Financial Statements.

INCEPTION October 13, 1999

ALL DATA AS OF JUNE 30, 2009. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                               (PERFORMACE GRAPH)

Burnham U.S. Government
Money Market Fund

Date          7 Day Yield Eff
----------    ---------------
01/01/2009        0.085396%
01/02/2009        0.080000%
01/03/2009        0.064921%
01/04/2009        0.049843%
01/05/2009        0.034764%
01/06/2009        0.030785%
01/07/2009        0.030983%
01/08/2009        0.054603%
01/09/2009        0.055605%
01/10/2009        0.054949%
01/11/2009        0.054293%
01/12/2009        0.053638%
01/13/2009        0.057290%
01/14/2009        0.063305%
01/15/2009        0.044848%
01/16/2009        0.053158%
01/17/2009        0.059152%
01/18/2009        0.065145%
01/19/2009        0.071139%
01/20/2009        0.077133%
01/21/2009        0.073814%
01/22/2009        0.082805%
01/23/2009        0.083849%
01/24/2009        0.082951%
01/25/2009        0.082054%
01/26/2009        0.081156%
01/27/2009        0.078276%
01/28/2009        0.078490%
01/29/2009        0.072838%
01/30/2009        0.071920%
01/31/2009        0.072870%
02/01/2009        0.073819%
02/02/2009        0.074769%
02/03/2009        0.074999%
02/04/2009        0.085362%
02/05/2009        0.096640%
02/06/2009        0.103989%
02/07/2009        0.110791%
02/08/2009        0.117593%
02/09/2009        0.124395%
02/10/2009        0.131417%
02/11/2009        0.126468%
02/12/2009        0.121638%
02/13/2009        0.120213%
02/14/2009        0.120592%
02/15/2009        0.120970%
02/16/2009        0.121349%
02/17/2009        0.121727%
02/18/2009        0.121696%
02/19/2009        0.122484%
02/20/2009        0.114716%
02/21/2009        0.104711%
02/22/2009        0.094705%
02/23/2009        0.084700%
02/24/2009        0.071216%
02/25/2009        0.063712%
02/26/2009        0.051666%
02/27/2009        0.045468%
02/28/2009        0.041087%
03/01/2009        0.036705%
03/02/2009        0.032323%
03/03/2009        0.030613%
03/04/2009        0.025470%
03/05/2009        0.022356%
03/06/2009        0.021918%
03/07/2009        0.021692%
03/08/2009        0.021466%
03/09/2009        0.021240%
03/10/2009        0.020792%
03/11/2009        0.021871%
03/12/2009        0.021417%
03/13/2009        0.021381%
03/14/2009        0.021233%
03/15/2009        0.021085%
03/16/2009        0.020938%
03/17/2009        0.021344%
03/18/2009        0.021183%
03/19/2009        0.022121%
03/20/2009        0.021610%
03/21/2009        0.021457%
03/22/2009        0.021304%
03/23/2009        0.021151%
03/24/2009        0.020755%
03/25/2009        0.020708%
03/26/2009        0.019608%
03/27/2009        0.019926%
03/28/2009        0.019973%
03/29/2009        0.020020%
03/30/2009        0.020067%
03/31/2009        0.019608%
04/01/2009        0.019759%
04/02/2009        0.019821%
04/03/2009        0.020020%
04/04/2009        0.020134%
04/05/2009        0.020249%
04/06/2009        0.020364%
04/07/2009        0.020880%
04/08/2009        0.020014%
04/09/2009        0.020364%
04/10/2009        0.020108%
04/11/2009        0.019853%
04/12/2009        0.019597%
04/13/2009        0.019342%
04/14/2009        0.019905%
04/15/2009        0.019665%
04/16/2009        0.019754%
04/17/2009        0.020187%
04/18/2009        0.020649%
04/19/2009        0.021111%
04/20/2009        0.021574%
04/21/2009        0.020635%
04/22/2009        0.020588%
04/23/2009        0.020745%
04/24/2009        0.021073%
04/25/2009        0.020922%
04/26/2009        0.020771%
04/27/2009        0.020619%
04/28/2009        0.021063%
04/29/2009        0.021814%
04/30/2009        0.022137%
05/01/2009        0.022142%
05/02/2009        0.022367%
05/03/2009        0.022591%
05/04/2009        0.022815%
05/05/2009        0.022685%
05/06/2009        0.022340%
05/07/2009        0.021866%
05/08/2009        0.021204%
05/09/2009        0.020746%
05/10/2009        0.020289%
05/11/2009        0.019832%
05/12/2009        0.020640%
05/13/2009        0.021250%
05/14/2009        0.021136%
05/15/2009        0.021271%
05/16/2009        0.021283%
05/17/2009        0.021296%
05/18/2009        0.021308%
05/19/2009        0.020426%
05/20/2009        0.020453%
05/21/2009        0.020734%
05/22/2009        0.020265%
05/23/2009        0.019953%
05/24/2009        0.019642%
05/25/2009        0.019330%
05/26/2009        0.019018%
05/27/2009        0.017991%
05/28/2009        0.017595%
05/29/2009        0.018132%
05/30/2009        0.017593%
05/31/2009        0.017054%
06/01/2009        0.016515%
06/02/2009        0.014121%
06/03/2009        0.011801%
06/04/2009        0.009183%
06/05/2009        0.006122%
06/06/2009        0.004137%
06/07/2009        0.002152%
06/08/2009        0.000167%
06/09/2009        0.000000%
06/10/2009        0.000000%
06/11/2009        0.000000%
06/12/2009        0.000000%
06/13/2009        0.000000%
06/14/2009        0.000000%
06/15/2009        0.000000%
06/16/2009        0.000000%
06/17/2009        0.000000%
06/18/2009        0.000000%
06/19/2009        0.000000%
06/20/2009        0.000000%
06/21/2009        0.000000%
06/22/2009        0.000000%
06/23/2009        0.000000%
06/24/2009        0.000000%
06/25/2009       -0.000886%
06/26/2009       -0.000886%
06/27/2009       -0.000886%
06/28/2009       -0.000886%
06/29/2009       -0.000886%
06/30/2009       -0.000886%

IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

YIELD AND TOTAL RETURN **

YIELD AND MATURITY -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

Daily yield                          0.00%
7-day effective yield                0.00%
30-day effective yield               0.00%
Weighted average days to maturity      39

AVERAGE ANNUAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

One year                             0.28%
Three years                          2.59%
Five years                           2.51%
Since inception                      2.45%

CUMULATIVE TOTAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

One year                             0.28%
Three years                          7.97%
Five years                          13.19%
Since inception                     26.55%

** THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


                       8 U.S. GOVERNMENT MONEY MARKET FUND

                                                             THE FINANCIAL PAGES

ABOUT THE INFORMATION IN THIS SECTION

On these pages, you'll find some general background about Burnham Investors Trust as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the reporting period as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.

ABOUT THE FUNDS

BUSINESS STRUCTURE

The funds are part of Burnham Investors Trust (the "trust"), a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.

Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund began operations after the creation of the trust on August 20, 1998.The Burnham Financial Industries Fund commenced operations on April 30, 2004. Burnham Fund commenced operations in 1975.

ADMINISTRATION

The following entities handle the funds' main activities:

ADVISOR/ADMINISTRATOR
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019

MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBADVISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES NON-INVESTMENT-RELATED OPERATIONS.

DISTRIBUTOR
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019

UNDER THE FUNDS' (NON-MONEY MARKET FUND) 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

TRANSFER AGENT
PNC Global Investment Servicing
760 Moore Road
King of Prussia, PA 19406

HANDLES SHAREHOLDER TRANSACTIONS IN FUND SHARES.

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

HOLDS AND SETTLES THE FUNDS' PORTFOLIO SECURITIES.

LEGAL COUNSEL
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109

OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES

The funds offer share classes, as follows:

-    ONE SHARE CLASS, WITHOUT REDEMPTION FEE

     BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

- TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

     BURNHAM FINANCIAL INDUSTRIES FUND

     BURNHAM FUND*

     BURNHAM FINANCIAL SERVICES FUND*

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

The CDSC on Class C shares declines to zero after the first year and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

*Burnham Fund and Burnham Financial Services Fund formerly offered Class B shares. Class B having a maximum contingent deferred sales charge (CDSC) of 5.00%. Since June 30, 2004, Class B shares are no longer offered to new investors. After 8 years, the existing Class B shares will automatically convert to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS

Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


                                FINANCIAL PAGES 9

ABOUT THE FINANCIAL STATEMENTS

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, June 30, 2009). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS

Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES

Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

STATEMENT OF OPERATIONS

The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS

Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS

These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges.

RISKS NOT REFLECTED IN BALANCE SHEETS

EXCEPT FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE WRITTEN OPTIONS, PURCHASED OPTIONS AND SHORT SALES. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

ACCOUNTING POLICIES

The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES

The funds use these methods to value portfolio securities:

     STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price ("NOCP") on the valuation date. If there are no trades or no closing price that day, securities are valued at the last available or official bid price.

     BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

     MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

     REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the Board of Trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.


                               10 FINANCIAL PAGES

OPTION CONTRACTS may be written or purchased by the non-money market funds to manage exposure to certain changes in the market. When a fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than on current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

SHORT SALES

Short Sales may be used by non-money market funds to manage risk to certain changes in the market. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period only Burnham Financial Industries Fund engaged in short sales.

FAIR VALUE PRICING

Each fund (other than the Burnham U.S. Government Money Market Fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. For additional information see Note 15 to the Notes to Financial Statements, including a discussion of FAS 157--Fair Value Measurements.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS

The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

DISTRIBUTIONS AND TAXES

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

AFFILIATED PARTIES

Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust.

EXPENSES

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

USE OF MANAGEMENT ESTIMATES

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

SECURITIES LENDING

The funds may lend securities to brokers, dealers, and other financial institutions to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral. The cash collateral received by the funds as a result of securities lending activities is invested in a registered money market product.


                               FINANCIAL PAGES 11

Burnham Fund

PORTFOLIO HOLDINGS AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                     NUMBER OF
                                                                                      SHARES          VALUE
                                                                                   ------------   -------------
COMMON STOCKS 86.11%
(PERCENTAGE OF NET ASSETS)
CONSUMER DISCRETIONARY 8.38%
AUTO MANUFACTURERS 2.29%
   -  Ford Motor Co.(a)                                                                 100,000   $     607,000
      Toyota Motor Corp. - Sponsored ADR(a)                                              10,000         755,300
                                                                                                  -------------
                                                                                                      1,362,300
                                                                                                  -------------
CONSUMER ELECTRONICS 0.87%
      Sony Corp. - Sponsored ADR                                                         20,000         517,200
                                                                                                  -------------
RESTAURANTS 5.22%
   -  Chipotle Mexican Grill, Inc., Class A(a)                                           10,000         800,000
      McDonald's Corp.                                                                   40,000       2,299,600
                                                                                                  -------------
                                                                                                      3,099,600
                                                                                                  -------------
TOTAL CONSUMER DISCRETIONARY (COST: $3,672,946)                                                       4,979,100
                                                                                                  -------------
CONSUMER STAPLES 8.15%
HOUSEHOLD PRODUCTS 1.72%
      The Procter & Gamble Co.                                                           20,000       1,022,000
                                                                                                  -------------
PACKAGED FOOD & MEATS 2.73%
      General Mills, Inc.(a)                                                             15,000         840,300
   -  The Hain Celestial Group, Inc.(a)                                                  50,000         780,500
                                                                                                  -------------
                                                                                                      1,620,800
                                                                                                  -------------
SOFT DRINKS 3.70%
      PepsiCo, Inc.                                                                      40,000       2,198,400
                                                                                                  -------------
TOTAL CONSUMER STAPLES (COST: $4,642,389)                                                             4,841,200
                                                                                                  -------------
ENERGY 20.12%
ENERGY - ALTERNATIVE SOURCES 1.80%
   -  Suntech Power Holdings Co., Ltd. - ADR                                             60,000       1,071,600
                                                                                                  -------------
INTEGRATED OIL & GAS 8.85%
      BP p.l.c. - ADR                                                                    15,000         715,200
      Chevron Corp.                                                                      20,000       1,325,000
      ConocoPhillips                                                                     10,000         420,600
      Exxon Mobil Corp.                                                                  40,000       2,796,400
                                                                                                  -------------
                                                                                                      5,257,200
                                                                                                  -------------
OIL & GAS - EQUIPMENT & SERVICES 0.83%
   -  National Oilwell Varco, Inc.                                                       15,000         489,900
                                                                                                  -------------
OIL & GAS - EXPLORATION & PRODUCTION 2.75%
      Devon Energy Corp.                                                                 30,000       1,635,000
                                                                                                  -------------
OIL & GAS - STORAGE & TRANSPORTATION 5.89%
   -  Kinder Morgan Management, LLC                                                      42,932       1,939,231
      The Williams Companies, Inc.                                                      100,000       1,561,000
                                                                                                  -------------
                                                                                                      3,500,231
                                                                                                  -------------
TOTAL ENERGY (COST: $8,630,052)                                                                      11,953,931
                                                                                                  -------------

                                                                                     NUMBER OF
                                                                                      SHARES          VALUE
                                                                                   ------------   -------------
FINANCIAL SERVICES 10.61%
ASSET MANAGEMENT & CUSTODY BANKS 1.23%
      The Bank of New York Mellon Corp.                                                  25,000   $     732,750
                                                                                                  -------------
BANKING 1.00%
      IBERIABANK Corp.                                                                   15,000         591,150
                                                                                                  -------------
CONSUMER FINANCE 2.93%
      American Express Co.(a)                                                            75,000       1,743,000
                                                                                                  -------------
LIFE & HEALTH INSURANCE 2.78%
      MetLife, Inc.                                                                      55,000       1,650,550
                                                                                                  -------------
OTHER DIVERSIFIED FINANCIAL SERVICES 2.67%
      Bank of America Corp.                                                             120,000       1,584,000
                                                                                                  -------------
TOTAL FINANCIAL SERVICES (COST: $4,413,157)                                                           6,301,450
                                                                                                  -------------
INDUSTRIALS 10.30%
AEROSPACE & DEFENSE 1.75%
      United Technologies Corporation                                                    20,000       1,039,200
                                                                                                  -------------
CONSTRUCTION & ENGINEERING 1.73%
      Fluor Corp.                                                                        20,000       1,025,800
                                                                                                  -------------
CONSTRUCTION, FARM MACHINERY & TRUCKS 1.67%
      Caterpillar Inc.                                                                   30,000         991,200
                                                                                                  -------------
ELECTRICAL COMPONENTS & EQUIPMENT 0.97%
   -  Thomas & Betts Corp.                                                               20,000         577,200
                                                                                                  -------------
ENVIRONMENTAL FACILITIES SERVICES 1.73%
   -  Stericycle, Inc.                                                                   20,000       1,030,600
                                                                                                  -------------
INDUSTRIAL CONGLOMERATES 1.18%
      General Electric Co.                                                               60,000         703,200
                                                                                                  -------------
RAILROADS 1.27%
      Norfolk Southern Corp.                                                             20,000         753,400
                                                                                                  -------------
TOTAL INDUSTRIALS (COST: $6,516,093)                                                                  6,120,600
                                                                                                  -------------
INFORMATION TECHNOLOGY 15.72%
COMPUTER HARDWARE 9.83%
   -  Apple Inc.                                                                         30,000       4,272,900
      International Business Machines Corp.                                              15,000       1,566,300
                                                                                                  -------------
                                                                                                      5,839,200
                                                                                                  -------------
INTERNET SOFTWARE & SERVICES 2.13%
   -  Google Inc., Class A(a)                                                             3,000       1,264,770
                                                                                                  -------------
SYSTEMS SOFTWARE 3.76%
      Microsoft Corp.                                                                    40,000         950,800
      Oracle Corp.                                                                       60,000       1,285,200
                                                                                                  -------------
                                                                                                      2,236,000
                                                                                                  -------------
TOTAL INFORMATION TECHNOLOGY (COST: $5,760,320)                                                       9,339,970
                                                                                                  -------------

                        SEE NOTES TO FINANCIAL STATEMENTS


                                 12 BURNHAM FUND

Burnham Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                     NUMBER OF
                                                                                      SHARES          VALUE
                                                                                   ------------   -------------
MATERIALS 6.28%
DIVERSIFIED METALS & MINING 2.53%
      Freeport-McMoran Copper & Gold Inc.(a)                                             30,000   $   1,503,300
                                                                                                  -------------
FERTILIZERS & AGRICULTURAL CHEMICALS 3.75%
      Monsanto Co.                                                                       30,000       2,230,200
                                                                                                  -------------
TOTAL MATERIALS (COST: $3,301,346)                                                                    3,733,500
                                                                                                  -------------
TELECOMMUNICATIONS SERVICES 4.36%
INTEGRATED TELECOMMUNICATIONS SERVICES 4.36%
      AT&T Inc.                                                                          30,000         745,200
      CenturyTel, Inc.(a)                                                                30,000         921,000
      Verizon Communications Inc.                                                        30,000         921,900
                                                                                                  -------------
                                                                                                      2,588,100
                                                                                                  -------------
TOTAL TELECOMMUNICATIONS SERVICES (COST: $2,840,493)                                                  2,588,100
                                                                                                  -------------
UTILITIES 2.19%
INDIVIDUAL POWER PRODUCERS & ENERGY TRADERS 2.19%
   -  NRG Energy, Inc.                                                                   50,000       1,298,000
                                                                                                  -------------
TOTAL UTILITIES (COST: $993,697)                                                                      1,298,000
                                                                                                  -------------
TOTAL COMMON STOCKS (COST: $40,770,493)                                                              51,155,851
                                                                                                  -------------
EXCHANGE TRADED FUND 6.14%
   -  SPDR Gold Trust                                                                    40,000       3,647,200
                                                                                                  -------------
TOTAL EXCHANGE TRADED FUND (COST: $3,293,816)                                                         3,647,200
                                                                                                  -------------
SHORT-TERM INSTRUMENTS(b) 23.09%
(PERCENTAGE OF NET ASSETS)
INVESTMENT TRUST 14.30%
      Invesco Aim Liquid Assets Portfolio(c)                                          8,498,622       8,498,622
                                                                                                  -------------
TOTAL INVESTMENT TRUST (COST: $8,498,622)                                                             8,498,622
                                                                                                  -------------

                                                                                       FACE
                                                                                       VALUE
                                                                                   ------------
TIME DEPOSIT 8.79%
      Citibank
      0.03%, 7/01/09                                                               $  5,221,601       5,221,601
                                                                                                  -------------
TOTAL TIME DEPOSIT (COST: $5,221,601)                                                                 5,221,601
                                                                                                  -------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $13,720,223)                                                     13,720,223
                                                                                                  -------------
TOTAL INVESTMENTS 115.34%
(COST $57,784,532)                                                                                $  68,523,274
LIABILITIES, LESS CASH AND OTHER ASSETS (15.34)%                                                     (9,115,228)
                                                                                                  -------------
NET ASSETS 100.00%                                                                                $  59,408,046
                                                                                                  =============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT JUNE 30, 2009, BASED ON SECURITIES OWNED, WAS $57,784,532. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT JUNE 30, 2009 WAS $14,302,365 AND ($3,563,623), RESPECTIVELY.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a)  ALL OR A PORTION OF SECURITY OUT ON LOAN.

(b) INCLUSIVE OF ALL SHORT TERM HOLDINGS, INCLUDING COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 8.79%.

(c) REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.

ADR - AMERICAN DEPOSITORY RECEIPT.

                        SEE NOTES TO FINANCIAL STATEMENTS


                                 BURNHAM FUND 13

BURNHAM Financial Services Fund

PORTFOLIO HOLDINGS AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                     NUMBER OF
                                                                                      SHARES          VALUE
                                                                                   ------------   -------------
COMMON STOCKS 96.52%
(PERCENTAGE OF NET ASSETS)
BANKS 23.34 %
BANKS - REGIONAL 21.02%
      Alliance Financial Corp.                                                           47,558   $   1,348,745
      Bancorp Rhode Island, Inc.                                                         47,688         939,930
      Berkshire Hills Bancorp, Inc.                                                      30,200         627,556
   -  Connecticut Bank & Trust & Co.                                                     59,750         307,713
      First Community Bancshares, Inc.                                                   25,000         321,000
   -  First Horizon National Corp.(b)                                                    26,240         314,880
   -  Guaranty Bancorp                                                                  419,211         800,693
      Harleysville National Corp.                                                       100,000         470,000
      IBERIABANK Corp.                                                                   25,150         991,162
      KeyCorp                                                                            50,000         262,000
      PacWest Bancorp                                                                    16,300         214,508
      Porter Bancorp, Inc.                                                              131,123       1,986,513
      Regions Financial Corp.(a)                                                        175,000         707,000
      Sterling Bancorp                                                                  100,000         835,000
      Webster Financial Corp.(b)                                                         50,000         402,500
                                                                                                  -------------
                                                                                                     10,529,200
                                                                                                  -------------
DIVERSIFIED BANKS 2.32%
      Comerica Inc.(b)                                                                   20,000         423,000
      SunTrust Banks, Inc.(b)                                                            45,000         740,250
                                                                                                  -------------
                                                                                                      1,163,250
                                                                                                  -------------
TOTAL BANKS (COST: $16,691,024)                                                                      11,692,450
                                                                                                  -------------
DIVERSIFIED FINANCIALS 52.66%
ASSET MANAGEMENT & CUSTODY BANKS 8.59%
      Ameriprise Financial, Inc.(b)                                                      75,000       1,820,250
      Invesco Ltd.(b)                                                                    48,100         857,142
      Janus Capital Group Inc.(b)                                                        25,000         285,000
      Northern Trust Corp.(b)                                                            10,000         536,800
      The Bank of New York Mellon Corp.(b)                                               27,500         806,025
                                                                                                  -------------
                                                                                                      4,305,217
                                                                                                  -------------
INSURANCE BROKERS 1.89%
   -  Aon Corp.(b)                                                                       25,000         946,750
                                                                                                  -------------
INVESTMENT BANKING & BROKERAGE 6.59%
   -  E*TRADE Financial Corporation(a)                                                  500,000         640,000
      Lazard Ltd., Class A(b)                                                            25,000         673,000
      Morgan Stanley(b)                                                                  37,500       1,069,125
      Prospect Capital Corp.                                                            100,000         920,000
                                                                                                  -------------
                                                                                                      3,302,125
                                                                                                  -------------
LIFE & HEALTH INSURANCE 4.11%
      MetLife, Inc.(b)                                                                   45,000       1,350,450
      Principal Financial Group, Inc.(b)                                                 37,500         706,500
                                                                                                  -------------
                                                                                                      2,056,950
                                                                                                  -------------
OTHER DIVERSIFIED FINANCIAL SERVICES 12.95%
      Bank of America Corp.(b)                                                          163,499       2,158,187
   -  Capitol Acquisition Corp.                                                         100,000         974,000
      Citigroup Inc.(a)                                                                 125,000         371,250
      JPMorgan Chase & Co.(b)                                                            87,500       2,984,625
                                                                                                  -------------
                                                                                                      6,488,062
                                                                                                  -------------

                                                                                     NUMBER OF
                                                                                      SHARES          VALUE
                                                                                   ------------   -------------
PROPERTY & CASUALTY INSURANCE 2.37%
      Assured Guaranty Ltd.(b)                                                           25,000   $     309,500
   -  CRM Holdings, Ltd.                                                                387,937         469,404
      The Travelers Companies, Inc.(b)                                                   10,000         410,400
                                                                                                  -------------
                                                                                                      1,189,304
                                                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS 15.56%
      Annaly Capital Management, Inc.(b)                                                 50,000         757,000
      Chimera Investment Corp.                                                          925,000       3,228,250
   -  Cypress Sharpridge Investments, Inc.                                               32,500         386,750
   -  Invesco Mortgage Capital, Inc.                                                    100,000       1,948,000
      Redwood Trust, Inc.(b)                                                            100,000       1,476,000
                                                                                                  -------------
                                                                                                      7,796,000
                                                                                                  -------------
UNREGISTERED INVESTMENT COMPANY 0.60%
      Peregrine Holdings Ltd.(c, 11, 12)                                                275,000         300,532
                                                                                                  -------------
TOTAL DIVERSIFIED FINANCIALS (COST: $30,779,634)                                                     26,384,940
                                                                                                  -------------
THRIFTS & MORTGAGE FINANCE 20.52%
THRIFTS & MORTGAGE FINANCE 20.52%
      Bank of Atlanta(c, 12)                                                            228,572         838,859
      Beacon Federal Bancorp, Inc.                                                       59,793         555,477
      Brookline Bancorp, Inc.                                                            70,000         652,400
   -  Chicopee Bancorp, Inc.                                                            100,173       1,299,244
      Citizens South Banking Corp., Inc.                                                233,001       1,199,955
   -  Investors Bancorp, Inc.(a)                                                         99,500         911,420
      Parkvale Financial Corp.                                                           17,024         153,046
      People's United Financial, Inc.(b)                                                142,500       2,143,200
      Rome Bancorp, Inc.                                                                 15,616         131,174
      TFS Financial Corp.                                                               196,475       2,086,565
      United Western Bancorp, Inc.                                                       32,530         307,408
                                                                                                  -------------
                                                                                                     10,278,748
                                                                                                  -------------
TOTAL THRIFTS & MORTGAGE FINANCE (COST: $13,495,140)                                                 10,278,748
                                                                                                  -------------
TOTAL COMMON STOCKS (COST: $60,965,798)                                                              48,356,138
                                                                                                  -------------
PREFERRED STOCK 0.02%
(PERCENTAGE OF NET ASSETS)
BANKS 0.02%
BANKS - REGIONAL 0.02%
      Webster Financial Corp., Series A, 8.50%                                               16          10,220
                                                                                                  -------------
TOTAL BANKS (COST: $6,640)                                                                               10,220
                                                                                                  -------------
TOTAL PREFERRED STOCK (COST: $6,640)                                                                     10,220
                                                                                                  -------------
                                                                                        FACE
                                                                                       VALUE
                                                                                   ------------
SHORT-TERM INSTRUMENTS(d) 6.78%
(PERCENTAGE OF NET ASSETS)
CERTIFICATE OF DEPOSIT 0.20%
      Eastern Bank
      1.50%, 11/27/09                                                              $    100,000         100,000
                                                                                                  -------------
                                                                                                        100,000
                                                                                                  -------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $100,000)

                        SEE NOTES TO FINANCIAL STATEMENTS


                           14 FINANCIAL SERVICES FUND

BURNHAM Financial Services Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2009 -- (UNAUDITED)


                                                                                     NUMBER OF
                                                                                      SHARES          VALUE
                                                                                   ------------   -------------
INVESTMENT TRUST 3.82%
      Invesco Aim Liquid Assets Portfolio(e)                                          1,913,795   $   1,913,795
                                                                                                  -------------
TOTAL INVESTMENT TRUST (COST: $1,913,795)                                                             1,913,795
                                                                                                  -------------
                                                                                        FACE
                                                                                       VALUE
                                                                                   ------------
TIME DEPOSIT 2.76%
      JPMorgan Chase & Co.
      0.03%, 7/01/09                                                               $  1,385,458       1,385,458
                                                                                                  -------------
TOTAL TIME DEPOSIT (COST: $1,385,458)                                                                 1,385,458
                                                                                                  -------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $3,399,253)                                                       3,399,253
                                                                                                  -------------
TOTAL INVESTMENTS 103.32%
(COST: $64,371,691)                                                                               $  51,765,611
CALL OPTIONS WRITTEN (2.09)%
(PREMIUMS RECEIVED: $1,230,373)                                                                      (1,047,963)
LIABILITIES, LESS CASH AND OTHER ASSETS (1.23)%                                                        (616,292)
                                                                                                  -------------
NET ASSETS 100.00%                                                                                $  50,101,356
                                                                                                  =============
                                                                                     NUMBER OF
                                                                                     CONTRACTS
                                                                                   ------------
CALL OPTIONS WRITTEN (2.09)%
      Ameriprise Financial, Inc. Calls
      @ 25 due Aug 09                                                                       100   $     (14,000)
      @ 25 due Dec 09                                                                        50         (13,500)
      @ 30 due Sep 09                                                                       200          (7,000)
      @ 30 due Dec 09                                                                       150         (15,750)
                                                                                                  -------------
                                                                                                        (50,250)
                                                                                                  -------------
      Annaly Capital Management, Inc. Calls
      @ 15 due Oct 09                                                                       250         (22,500)
      @ 16 due Jul 09                                                                       250          (2,500)
                                                                                                  -------------
                                                                                                        (25,000)
                                                                                                  -------------
      Aon Corp. Calls
      @ 40 due Oct 09                                                                       100         (11,000)
      @ 45 due Jul 09                                                                        75            (188)
      @ 47.5 due Oct 09                                                                      75            (562)
                                                                                                  -------------
                                                                                                        (11,750)
                                                                                                  -------------
      Assured Guaranty Ltd. Calls
      @ 12.5 due Jul 09                                                                     250         (13,750)
                                                                                                  -------------
      Bank of America Corp. Calls
      @ 13 due Jul 09                                                                       375         (27,750)
      @ 14 due Jul 09                                                                       125          (4,375)
      @ 15 due Jul 09                                                                       250          (3,750)
      @ 15 due Aug 09                                                                       250         (12,000)
      @ 17 due Aug 09                                                                       250          (4,500)
      @ 17.5 due Nov 09                                                                     250         (15,750)
                                                                                                  -------------
                                                                                                        (68,125)
                                                                                                  -------------

                                                                                     NUMBER OF
                                                                                     CONTRACTS        VALUE
                                                                                   ------------   -------------
      Comerica Inc. Calls
      @ 20 due Jul 09                                                                       100   $     (17,300)
      @ 25 due Oct 09                                                                       100         (11,000)
                                                                                                  -------------
                                                                                                        (28,300)
                                                                                                  -------------
      First Horizon National Corp. Calls
      @ 15 due Nov 09                                                                       250         (12,500)
                                                                                                  -------------
      Invesco Ltd. Calls
      @ 17.5 due Jul 09                                                                     125         (11,250)
      @ 17.5 due Oct 09                                                                     200         (42,000)
      @ 20 due Oct 09                                                                       150         (15,000)
                                                                                                  -------------
                                                                                                        (68,250)
                                                                                                  -------------
      Janus Capital Group Inc. Calls
      @ 7.5 due Sep 09                                                                      125         (50,000)
      @ 15 due Jan 10                                                                       125         (10,625)
                                                                                                  -------------
                                                                                                        (60,625)
                                                                                                  -------------
      JPMorgan Chase & Co. Calls
      @ 30 due Sep 09                                                                       250        (138,000)
      @ 35 due Sep 09                                                                       125         (33,000)
      @ 37 due Jul 09                                                                       125          (5,125)
      @ 37 due Aug 09                                                                       125         (15,375)
      @ 38 due Jul 09                                                                       125          (3,000)
      @ 40 due Sep 09                                                                       125         (12,125)
                                                                                                  -------------
                                                                                                       (206,625)
                                                                                                  -------------
      Lazard Ltd., Class A Calls
      @ 30 due Sep 09                                                                        50          (5,250)
      @ 30 due Dec 09                                                                        50         (11,000)
      @ 35 due Sep 09                                                                       100          (2,000)
      @ 40 due Sep 09                                                                        50            (375)
                                                                                                  -------------
                                                                                                        (18,625)
                                                                                                  -------------
      MetLife, Inc. Calls
      @ 37 due Dec 09                                                                       175         (28,875)
      @ 45 due Sep 09                                                                       100            (500)
                                                                                                  -------------
                                                                                                        (29,375)
                                                                                                  -------------
      Morgan Stanley Calls
      @ 20 due Jul 09                                                                       250        (212,500)
      @ 25 due Jul 09                                                                       125         (47,500)
                                                                                                  -------------
                                                                                                       (260,000)
                                                                                                  -------------
      Northern Trust Corp. Calls
      @ 55 due Aug 09                                                                        50         (14,000)
      @ 65 due Jan 10                                                                        50         (11,100)
                                                                                                  -------------
                                                                                                        (25,100)
                                                                                                  -------------
      People's United Financial, Inc. Calls
      @ 17.5 due Aug 09                                                                      75            (375)
      @ 20 due Aug 09                                                                       800          (4,000)
                                                                                                  -------------
                                                                                                         (4,375)
                                                                                                  -------------
      Principal Financial Group, Inc. Calls
      @ 20 due Aug 09                                                                       125         (16,875)
      @ 24 due Jul 09                                                                       125            (313)
      @ 25 due Oct 09                                                                       125          (9,375)
                                                                                                  -------------
                                                                                                        (26,563)
                                                                                                  -------------

                        SEE NOTES TO FINANCIAL STATEMENTS


                           FINANCIAL SERVICES FUND 15

BURNHAM Financial Services Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     CONTRACTS        VALUE
                                                                                   ------------   -------------
      Redwood Trust, Inc. Calls
      @ 15 due Jul 09                                                                       150   $      (5,250)
      @ 15 due Oct 09                                                                       125         (16,000)
      @ 17.5 due Oct 09                                                                     150          (7,500)
      @ 17.5 due Jan 10                                                                     125         (12,500)
      @ 20 due Oct 09                                                                       150          (1,500)
      @ 20 due Jan 10                                                                       150          (7,500)
      @ 22.5 due Oct 09                                                                     150          (1,125)
                                                                                                  -------------
                                                                                                        (51,375)
                                                                                                  -------------
      SunTrust Banks, Inc. Calls
      @ 12.5 due Jul 09                                                                     100         (39,000)
      @ 17.5 due Jul 09                                                                     100          (4,000)
      @ 20 due Jul 09                                                                       150          (1,500)
      @ 22.5 due Oct 09                                                                     100          (5,000)
                                                                                                  -------------
                                                                                                        (49,500)
                                                                                                  -------------
      The Bank of New York Mellon Corp. Calls
      @ 32.5 due Sep 09                                                                      75          (7,125)
      @ 34 due Dec 09                                                                        50          (7,750)
      @ 35 due Sep 09                                                                       150          (7,500)
                                                                                                  -------------
                                                                                                        (22,375)
                                                                                                  -------------
      The Travelers Companies, Inc. Calls
      @ 45 due Jul 09                                                                       100            (500)
                                                                                                  -------------
      Webster Financial Corp. Calls
      @ 7.5 due Jul 09                                                                      250         (15,000)
                                                                                                  -------------
TOTAL CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED: $1,230,373)                                                                $  (1,047,963)
                                                                                                  =============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT JUNE 30, 2009, BASED ON SECURITIES OWNED, WAS $64,371,691. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT JUNE 30, 2009 WAS $3,998,856 AND ($16,604,936), RESPECTIVELY.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a)  ALL OR A PORTION OF SECURITY OUT ON LOAN.

(b)  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

(c) INDICATES A FAIR VALUED SECURITY. TOTAL MARKET VALUE FOR FAIR VALUED SECURITIES IS $1,139,391, REPRESENTING 2.27% OF NET ASSETS.

(d) INCLUSIVE OF ALL SHORT TERM HOLDINGS, INCLUDING COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 2.96%.

(e) REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.

                        SEE NOTES TO FINANCIAL STATEMENTS


                           16 FINANCIAL SERVICES FUND

BURNHAM Financial Industries Fund

PORTFOLIO HOLDINGS AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                     NUMBER OF
                                                                                      SHARES          VALUE
                                                                                   ------------   -------------
COMMON STOCKS 98.25%
(PERCENTAGE OF NET ASSETS)
BANKS 21.87%
BANKS - REGIONAL 18.72%
      Alliance Financial Corp.(a)                                                       106,864   $   3,030,663
      Bancorp Rhode Island, Inc.(a)                                                     168,252       3,316,247
      Berkshire Hills Bancorp, Inc.                                                      60,400       1,255,112
   -  Connecticut Bank & Trust & Co.(a)                                                  71,374         367,576
      Fifth Third Bancorp(b)                                                            300,000       2,130,000
      First Community Bancshares, Inc.                                                   50,000         642,000
   -  First Horizon National Corp.(b)                                                   107,838       1,294,056
      IBERIABANK Corp.                                                                   25,000         985,250
      KeyCorp                                                                           100,000         524,000
      PacWest Bancorp                                                                    15,000         197,400
      Porter Bancorp, Inc.(a)                                                            43,999         666,585
      Regions Financial Corp.(b, c)                                                     425,000       1,717,000
      Synovus Financial Corp.(c)                                                        125,000         373,750
      The South Financial Group, Inc.(a)                                                250,000         297,500
      Webster Financial Corp.(b)                                                        149,500       1,203,475
                                                                                                  -------------
                                                                                                     18,000,614
                                                                                                  -------------
DIVERSIFIED BANKS 3.15%
      Comerica Inc.(b)                                                                   50,000       1,057,500
      SunTrust Banks, Inc.(b)                                                           120,000       1,974,000
                                                                                                  -------------
                                                                                                      3,031,500
                                                                                                  -------------
TOTAL BANKS (COST: $21,277,421)                                                                      21,032,114
                                                                                                  -------------
DIVERSIFIED FINANCIALS 60.75%
ASSET MANAGEMENT & CUSTODY BANKS 9.51%
      Ameriprise Financial, Inc.(b)                                                     147,500       3,579,825
      Invesco Ltd.(b)                                                                    65,000       1,158,300
      Janus Capital Group Inc.(b)                                                       125,000       1,425,000
      Northern Trust Corp.(b)                                                            20,000       1,073,600
      The Bank of New York Mellon Corp.(b)                                               65,000       1,905,150
                                                                                                  -------------
                                                                                                      9,141,875
                                                                                                  -------------
INSURANCE BROKERS 1.97%
      Aon Corp.(b)                                                                       50,000       1,893,500
                                                                                                  -------------
INVESTMENT BANKING & BROKERAGE 7.07%
   -  E*TRADE Financial Corporation(c)                                                1,000,000       1,280,000
      Lazard Ltd., Class (A, b)                                                         110,000       2,961,200
      Morgan Stanley(b)                                                                  25,000         712,750
      Prospect Capital Corp.(a)                                                         200,000       1,840,000
                                                                                                  -------------
                                                                                                      6,793,950
                                                                                                  -------------
LIFE & HEALTH INSURANCE 4.12%
      MetLife, Inc.(b)                                                                   85,000       2,550,850
      Principal Financial Group, Inc.(b)                                                 75,000       1,413,000
                                                                                                  -------------
                                                                                                      3,963,850
                                                                                                  -------------
MULTI-LINE INSURANCE 1.25%
      Assurant, Inc.(b)                                                                  50,000       1,204,500
                                                                                                  -------------

                                                                                     NUMBER OF
                                                                                      SHARES          VALUE
                                                                                   ------------   -------------
OTHER DIVERSIFIED FINANCIAL SERVICES 13.21%
      Bank of America Corp.(b)                                                          276,899   $   3,655,067
   -  Capitol Acquisition Corp.                                                         200,000       1,948,000
      Citigroup Inc.(a, c)                                                               95,000         282,150
      JPMorgan Chase & Co.(b)                                                           200,000       6,822,000
                                                                                                  -------------
                                                                                                     12,707,217
                                                                                                  -------------
PROPERTY & CASUALTY INSURANCE 3.25%
      Assured Guaranty Ltd.(b)                                                           20,000         247,600
   -  CRM Holdings, Ltd.(a)                                                             344,494         416,837
      The Travelers Companies, Inc.(b)                                                   60,000       2,462,400
                                                                                                  -------------
                                                                                                      3,126,837
                                                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS 20.37%
      Annaly Capital Management, Inc.(b)                                                100,000       1,514,000
      Chimera Investment Corp.(a)                                                     1,850,000       6,456,500
   -  Cypress Sharpridge Investments, Inc.                                               65,000         773,500
   -  Invesco Mortgage Capital, Inc.                                                    405,000       7,889,400
      Redwood Trust, Inc.(b)                                                            200,000       2,952,000
                                                                                                  -------------
                                                                                                     19,585,400
                                                                                                  -------------
TOTAL DIVERSIFIED FINANCIALS (COST: $56,685,806)                                                     58,417,129
                                                                                                  -------------
THRIFTS & MORTGAGE FINANCE 15.63%
THRIFTS & MORTGAGE FINANCE 15.63%
      Beacon Federal Bancorp, Inc.(a)                                                   219,585       2,039,945
   -  Chicopee Bancorp, Inc.(a)                                                          86,195       1,117,949
      Citizens South Banking Corp., Inc.(a)                                             137,600         708,640
   -  FirstFed Financial Corp.(a)                                                        60,000          22,800
   -  Investors Bancorp, Inc.(a, c)                                                     249,000       2,280,840
      People's United Financial, Inc.(a, b)                                             210,000       3,158,400
      Rome Bancorp, Inc.(a)                                                              31,413         263,869
      TFS Financial Corp.(a, c)                                                         501,001       5,320,631
      United Western Bancorp, Inc.(a)                                                    12,700         120,015
                                                                                                  -------------
                                                                                                     15,033,089
                                                                                                  -------------
TOTAL THRIFTS & MORTGAGE FINANCE (COST: $16,848,037)                                                 15,033,089
                                                                                                  -------------
TOTAL COMMON STOCKS (COST: $94,811,264)                                                              94,482,332
                                                                                                  -------------
PREFERRED STOCK 0.02%
(PERCENTAGE OF NET ASSETS)
BANKS 0.02%
BANKS - REGIONAL 0.02%
   Webster Financial Corp.,
   Series A, 8.50%                                                                           24          15,330
                                                                                                  -------------
TOTAL BANKS (COST: $8,816)                                                                               15,330
                                                                                                  -------------
TOTAL PREFERRED STOCK (COST: $8,816)                                                                     15,330
                                                                                                  -------------

                        SEE NOTES TO FINANCIAL STATEMENTS


                          FINANCIAL INDUSTRIES FUND 17

BURNHAM Financial Industries Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                        FACE
                                                                                       VALUE           VALUE
                                                                                   ------------   -------------
SHORT-TERM INSTRUMENTS(d) 12.34%
(PERCENTAGE OF NET ASSETS)
CERTIFICATE OF DEPOSIT 0.11%
      Eastern Bank
      1.50%, 11/27/09                                                              $    100,000   $     100,000
                                                                                                  -------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $100,000)                                                           100,000
                                                                                                  -------------

                                                                                     NUMBER OF
                                                                                      SHARES
                                                                                   ------------
INVESTMENT TRUST 4.18%
      Invesco Aim Liquid Assets
         Portfolioe                                                                   4,021,106       4,021,106
                                                                                                  -------------
TOTAL INVESTMENT TRUST (COST: $4,021,106)                                                             4,021,106
                                                                                                  -------------

                                                                                       FACE
                                                                                      VALUE
                                                                                   ------------
TIME DEPOSIT 8.05%
      Wells Fargo & Co.
      0.03%, 7/01/09                                                               $  7,744,475       7,744,475
                                                                                                  -------------
TOTAL TIME DEPOSIT (COST: $7,744,475)                                                                 7,744,475
                                                                                                  -------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $11,865,581)                                                     11,865,581
                                                                                                  -------------

TOTAL INVESTMENTS 110.61%
(COST: $106,685,661)                                                                              $ 106,363,243

SHORT SALES (20.05)%
(PROCEEDS: $17,916,516)                                                                             (19,283,776)

CALL OPTIONS WRITTEN (2.78)%
(PREMIUMS RECEIVED: $3,130,842)                                                                      (2,676,463)

PUT OPTIONS WRITTEN (0.06)%
(PREMIUMS RECEIVED: $135,828)                                                                           (55,350)

CASH AND OTHER ASSETS, LESS LIABILITIES 12.28%                                                       11,816,677
                                                                                                  -------------
NET ASSETS 100.00%                                                                                $  96,164,331
                                                                                                  =============

                                                                                     NUMBER OF
                                                                                      SHARES
                                                                                   ------------

SHORT SALES (20.05)%
      American Capital Agency Corp.                                                     100,000   $  (2,297,000)
      American Express Co.                                                               80,000      (1,859,200)
      BB&T Corp.(b)                                                                      40,000        (879,200)
      City National Corp.(b)                                                             20,000        (736,600)
      Cullen/Frost Bankers, Inc.(b)                                                      30,000      (1,383,600)
      Federated Investors, Inc.,
      Class B                                                                            40,000        (963,600)
   -  First Cash Financial Services, Inc.                                                15,833        (277,394)
      General Electric Co.                                                               70,000        (820,400)
   -  Jefferies Group, Inc.                                                              40,000        (853,200)
      M&T Bank Corp.                                                                     12,500        (636,625)

                                                                                     NUMBER OF
                                                                                      SHARES          VALUE
                                                                                   ------------   -------------
      Moody's Corp.                                                                      20,000   $    (527,000)
      NBT Bancorp, Inc.                                                                  46,700      (1,013,857)
      NYSE Euronext                                                                      20,000        (545,000)
      PrivateBancorp, Inc.                                                               20,000        (444,800)
   -  SVB Financial Group                                                                20,000        (544,400)
      T. Rowe Price Group, Inc.                                                          25,000      (1,041,750)
      TCF Financial Corp.(b)                                                             25,000        (334,250)
      Torchmark Corp.                                                                    30,000      (1,111,200)
      Visa, Inc., Class A Shares                                                         10,000        (622,600)
      Wells Fargo & Co.(b)                                                               50,000      (1,213,000)
      Westamerica Bancorporation                                                         10,000        (496,100)
      Wilmington Trust Corp.(b)                                                          50,000        (683,000)
                                                                                                  -------------
TOTAL SHORT SALES (PROCEEDS: $17,916,516)                                                           (19,283,776)
                                                                                                  -------------

                                                                                     NUMBER OF
                                                                                     CONTRACTS
                                                                                   ------------
CALL OPTIONS WRITTEN (2.78)%
      Ameriprise Financial, Inc. Calls
      @ 25 due Aug 09                                                                       200         (28,000)
      @ 25 due Dec 09                                                                       100         (27,000)
      @ 30 due Sep 09                                                                       275          (9,625)
      @ 30 due Dec 09                                                                       300         (31,500)
                                                                                                  -------------
                                                                                                        (96,125)
                                                                                                  -------------
      Annaly Capital Management, Inc. Calls
      @ 15 due Oct 09                                                                       500         (45,000)
      @ 16 due Jul 09                                                                       500          (5,000)
                                                                                                  -------------
                                                                                                        (50,000)
                                                                                                  -------------
      Aon Corp. Calls
      @ 40 due Oct 09                                                                       200         (22,000)
      @ 45 due Jul 09                                                                       150            (375)
      @ 47.5 due Oct 09                                                                     150          (1,125)
                                                                                                  -------------
                                                                                                        (23,500)
                                                                                                  -------------
      Assurant, Inc. Calls
      @ 25 due Sep 09                                                                       250         (38,750)
      @ 30 due Jan 10                                                                       250         (31,250)
                                                                                                  -------------
                                                                                                        (70,000)
                                                                                                  -------------
      Assured Guaranty Ltd. Calls
      @ 12.5 due Jul 09                                                                     200         (11,000)
                                                                                                  -------------
      Bank of America Corp. Calls
      @ 13 due Jul 09                                                                       750         (55,500)
      @ 14 due Jul 09                                                                       250          (8,750)
      @ 15 due Jul 09                                                                       250          (3,750)
      @ 15 due Aug 09                                                                       500         (24,000)
      @ 17 due Aug 09                                                                       500          (9,000)
      @ 17.5 due Nov 09                                                                     500         (31,500)
                                                                                                  -------------
                                                                                                       (132,500)
                                                                                                  -------------
      Comerica Inc. Calls
      @ 20 due Jul 09                                                                       150         (25,950)
      @ 25 due Jul 09                                                                       200          (1,000)
      @ 25 due Oct 09                                                                       150         (16,500)
                                                                                                  -------------
                                                                                                        (43,450)
                                                                                                  -------------

                        SEE NOTES TO FINANCIAL STATEMENTS


                          18 FINANCIAL INDUSTRIES FUND

BURNHAM Financial Industries Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     CONTRACTS        VALUE
                                                                                   ------------   -------------
      Fifth Third Bancorp Calls
      @ 5 due Aug 09                                                                        500   $    (112,500)
      @ 6 due Aug 09                                                                      1,000        (150,000)
      @ 6 due Nov 09                                                                        500         (94,500)
      @ 7.5 due Jan 10                                                                    1,000        (125,000)
                                                                                                  -------------
                                                                                                       (482,000)
                                                                                                  -------------
      First Horizon National Corp. Calls
      @ 12.5 due Aug 09                                                                     250         (17,500)
      @ 15 due Aug 09                                                                       500          (2,500)
      @ 15 due Nov 09                                                                       250         (12,500)
                                                                                                  -------------
                                                                                                        (32,500)
                                                                                                  -------------
      Invesco Ltd. Calls
      @ 17.5 due Jul 09                                                                     125         (11,250)
      @ 17.5 due Oct 09                                                                     275         (57,750)
      @ 20 due Oct 09                                                                       250         (25,000)
                                                                                                  -------------
                                                                                                        (94,000)
                                                                                                  -------------
      Janus Capital Group Inc. Calls
      @ 7.5 due Sep 09                                                                      250        (100,000)
      @ 10 due Sep 09                                                                       500        (107,500)
      @ 15 due Dec 09                                                                       250         (18,750)
      @ 15 due Jan 10                                                                       250         (21,250)
                                                                                                  -------------
                                                                                                       (247,500)
                                                                                                  -------------
      JPMorgan Chase & Co. Calls
      @ 30 due Sep 09                                                                       250        (138,000)
      @ 35 due Sep 09                                                                       500        (132,000)
      @ 36 due Aug 09                                                                       250         (37,250)
      @ 37 due Jul 09                                                                       250         (10,250)
      @ 37 due Aug 09                                                                       250         (30,750)
      @ 38 due Jul 09                                                                       250          (6,000)
      @ 40 due Sep 09                                                                       250         (24,250)
                                                                                                  -------------
                                                                                                       (378,500)
                                                                                                  -------------
      Lazard Ltd., Class A Calls
      @ 30 due Sep 09                                                                       200         (21,000)
      @ 30 due Dec 09                                                                       200         (44,000)
      @ 35 due Sep 09                                                                       400          (8,000)
      @ 40 due Sep 09                                                                       300          (2,250)
                                                                                                  -------------
                                                                                                        (75,250)
                                                                                                  -------------
      MetLife, Inc. Calls
      @ 25 due Sep 09                                                                       250        (152,500)
      @ 37 due Dec 09                                                                       200         (33,000)
      @ 45 due Sep 09                                                                       200          (1,000)
                                                                                                  -------------
                                                                                                       (186,500)
                                                                                                  -------------
      Morgan Stanley Calls
      @ 25 due Jul 09                                                                       250         (95,000)
                                                                                                  -------------
      Northern Trust Corp. Calls
      @ 55 due Aug 09                                                                       100         (28,000)
      @ 65 due Jan 10                                                                       100         (22,200)
                                                                                                  -------------
                                                                                                        (50,200)
                                                                                                  -------------

                                                                                     NUMBER OF
                                                                                     CONTRACTS        VALUE
                                                                                   ------------   -------------
      People's United Financial, Inc. Calls
      @ 17.5 due Aug 09                                                                     150   $        (750)
      @ 20 due Aug 09                                                                     1,100          (5,500)
      @ 20 due Jan 10                                                                       250          (2,500)
                                                                                                  -------------
                                                                                                         (8,750)
                                                                                                  -------------
      Principal Financial Group, Inc. Calls
      @ 20 due Aug 09                                                                       250         (33,750)
      @ 24 due Jul 09                                                                       250            (625)
      @ 25 due Oct 09                                                                       250         (18,750)
                                                                                                  -------------
                                                                                                        (53,125)
                                                                                                  -------------
      Redwood Trust, Inc. Calls
      @ 15 due Jul 09                                                                       300         (10,500)
      @ 15 due Oct 09                                                                       250         (32,000)
      @ 17.5 due Oct 09                                                                     300         (15,000)
      @ 17.5 due Jan 10                                                                     250         (25,000)
      @ 20 due Oct 09                                                                       300          (3,000)
      @ 20 due Jan 10                                                                       300         (15,000)
      @ 22.5 due Oct 09                                                                     300          (2,250)
                                                                                                  -------------
                                                                                                       (102,750)
                                                                                                  -------------
      Regions Financial Corp. Calls
      @ 7.5 due Aug 09                                                                      375            (938)
      @ 10 due Jan 10                                                                       375          (1,875)
                                                                                                  -------------
                                                                                                         (2,813)
                                                                                                  -------------
      SunTrust Banks, Inc. Calls
      @ 12.5 due Jul 09                                                                     500        (195,000)
      @ 20 due Jul 09                                                                       500          (5,000)
      @ 22.5 due Oct 09                                                                     200         (10,000)
                                                                                                  -------------
                                                                                                       (210,000)
                                                                                                  -------------
      The Bank of New York Mellon Corp. Calls
      @ 32.5 due Sep 09                                                                     200         (19,000)
      @ 34 due Dec 09                                                                       150         (23,250)
      @ 35 due Sep 09                                                                       300         (15,000)
                                                                                                  -------------
                                                                                                        (57,250)
                                                                                                  -------------
      The Travelers Companies, Inc. Calls
      @ 45 due Jul 09                                                                       200          (1,000)
      @ 50 due Jul 09                                                                       250            (625)
      @ 50 due Oct 09                                                                       150          (6,000)
                                                                                                  -------------
                                                                                                         (7,625)
                                                                                                  -------------
      Webster Financial Corp. Calls
      @ 5 due Jul 09                                                                        495        (136,125)
      @ 7.5 due Jul 09                                                                      500         (30,000)
                                                                                                  -------------
                                                                                                       (166,125)
                                                                                                  -------------
TOTAL CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED: $3,130,842)                                                                   (2,676,463)
                                                                                                  -------------

                        SEE NOTES TO FINANCIAL STATEMENTS


                          FINANCIAL INDUSTRIES FUND 19

BURNHAM Financial Industries Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     CONTRACTS        VALUE
                                                                                   ------------   -------------
PUT OPTIONS WRITTEN (0.06)%
      BB&T Corp. Puts
      @ 18 due Aug 09                                                                       200   $      (7,000)
      @ 20 due Jul 09                                                                       200          (7,600)
                                                                                                  -------------
                                                                                                        (14,600)
                                                                                                  -------------
      City National Corp. Puts
      @ 30 due Aug 09                                                                       100          (9,500)
      @ 35 due Jul 09                                                                       100          (6,000)
                                                                                                  -------------
                                                                                                        (15,500)
                                                                                                  -------------
      Cullen/Frost Bankers, Inc. Puts
      @ 45 due Jul 09                                                                       100          (9,500)
                                                                                                  -------------
      TCF Financial Corp. Puts
      @ 12.5 due Jul 09                                                                     250          (6,250)
                                                                                                  -------------
      Wells Fargo & Co. Puts
      @ 21 due Jul 09                                                                       100          (2,500)
      @ 22 due Jul 09                                                                       100          (4,000)
                                                                                                  -------------
                                                                                                         (6,500)
                                                                                                  -------------
      Wilmington Trust Corp. Puts
      @ 12.5 due Jul 09                                                                     200          (3,000)
                                                                                                  -------------
TOTAL PUT OPTIONS WRITTEN
   (PREMIUMS RECEIVED: $135,828)                                                                  $     (55,350)
                                                                                                  -------------

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT JUNE 30, 2009, BASED ON SECURITIES OWNED, WAS $106,685,661. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT JUNE 30, 2009 WAS $7,668,803 AND ($7,991,221), RESPECTIVELY.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a) SECURITY OR PARTIAL SECURITY SEGREGATED AS COLLATERAL FOR SECURITIES SOLD SHORT. THE FUNDS ARE REQUIRED TO ESTABLISH A MARGIN ACCOUNT WITH THE BROKER LENDING THE SECURITY SOLD SHORT. WHILE THE SHORT SALE IS OUTSTANDING, THE BROKER RETAINS THE PROCEEDS OF THE SHORT SALE AND THE FUND MUST MAINTAIN A DEPOSIT WITH THE BROKER CONSISTING OF CASH AND SECURITIES HAVING A VALUE EQUAL TO A SPECIFIED PERCENTAGE OF THE VALUE OF THE SECURITIES SOLD SHORT. THE FUND IS OBLIGATED TO PAY THE COUNTERPARTY ANY DIVIDENDS OR INTEREST DUE ON SECURITIES SOLD SHORT. SUCH DIVIDENDS AND INTEREST ARE RECORDED AS AN EXPENSE TO THE FUND.

(b)  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL/PUT OPTIONS WERE WRITTEN.

(c)  ALL OR A PORTION OF SECURITY OUT ON LOAN.

(d) INCLUSIVE OF ALL SHORT TERM HOLDINGS, INCLUDING COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 8.16%.

(e) REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.

                        SEE NOTES TO FINANCIAL STATEMENTS


                          20 FINANCIAL INDUSTRIES FUND

BURNHAM U.S. Government Money Market Fund

PORTFOLIO HOLDINGS AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                       FACE
                                                                                       VALUE          VALUE
                                                                                   ------------   -------------

SHORT-TERM INSTRUMENTS(a) 119.38%
(PERCENTAGE OF NET ASSETS)
U.S. GOVERNMENT AGENCY OBLIGATIONS 41.59%
      Federal Home Loan Bank
      0.35%, 12/23/09                                                              $ 14,500,000   $  14,474,978
      0.45%, 4/28/10                                                                 40,000,000      40,009,911
                                                                                                  -------------
                                                                                                     54,484,889
                                                                                                  -------------
      Federal Home Loan Mortgage Corp.
      0.17%, 8/10/09                                                                 60,000,000      59,988,667
                                                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST: $114,473,556)                                                                             114,473,556
                                                                                                  -------------
U.S. TREASURY OBLIGATIONS 29.07%
      U.S. Treasury Bills
      0.18%, 8/20/09(b)                                                              30,000,000      29,992,708
      0.37%, 10/08/09(b)                                                             35,000,000      34,963,906
                                                                                                  -------------
                                                                                                     64,956,614
                                                                                                  -------------
      U.S. Treasury Note
      4.875%, 8/15/09(b)                                                             15,000,000      15,047,836
                                                                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST: $80,004,450)                                                                               80,004,450
                                                                                                  -------------
REPURCHASE AGREEMENTS 29.17%
      Bank of America Corp., 0.05% dated 6/30/09, to be repurchased at
         $26,300,037 on 7/01/09 (collateralized by $26,677,460 GNMA, 4.50%
         due 6/15/39, value $26,826,000)                                             26,300,000      26,300,000
                                                                                                  -------------
      JPMorgan Chase & Co., 0.09% dated 6/30/09, to be repurchased at
         $32,000,080 on 7/01/09 (collateralized by $58,942,703 GNMA, 4.50-6.00%
         due 11/15/19-4/20/39, value $32,643,708)                                    32,000,000      32,000,000
                                                                                                  -------------
      The Goldman Sachs Group, Inc., 0.01% dated 6/30/09, to be repurchased at
         $22,000,006 on 7/01/09 (collateralized by $269,997,302 GNMA, 4.50-6.69%
         due 8/20/37-6/20/39, value $22,440,000)                                     22,000,000      22,000,000
                                                                                                  -------------
TOTAL REPURCHASE AGREEMENTS
   (COST: $80,300,000)                                                                               80,300,000
                                                                                                  -------------
                                                                                     NUMBER OF
                                                                                      SHARES
                                                                                   ------------
INVESTMENT TRUST 19.52%
      Invesco Aim Liquid Assets Portfolio(c)                                         53,721,000      53,721,000
                                                                                                  -------------
TOTAL INVESTMENT TRUST
   (COST: $53,721,000)                                                                               53,721,000
                                                                                                  -------------

                                                                                       FACE
                                                                                       VALUE          VALUE
                                                                                   ------------   -------------
TIME DEPOSIT 0.03%
      Wells Fargo & Co.
      0.03%, 7/01/09                                                               $     74,233   $      74,233
                                                                                                  -------------
TOTAL TIME DEPOSIT (COST: $74,233)                                                                       74,233
                                                                                                  -------------
TOTAL SHORT-TERM INSTRUMENTS
   (COST: $328,573,239)                                                                             328,573,239
                                                                                                  -------------
TOTAL INVESTMENTS 119.38%
   (COST: $328,573,239)*                                                                          $ 328,573,239
LIABILITIES, LESS CASH AND OTHER ASSETS (19.38)%                                                    (53,331,263)
                                                                                                  -------------
NET ASSETS 100.00%                                                                                $ 275,241,976
                                                                                                  =============

*    AGGREGATE COST FOR FEDERAL TAX PURPOSES.

(a) INCLUSIVE OF ALL SHORT TERM HOLDINGS, INCLUDING COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 99.86%.

(b)  ALL OR A PORTION OF SECURITY OUT ON LOAN.

(c) REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.

                        SEE NOTES TO FINANCIAL STATEMENTS


                      U.S. GOVERNMENT MONEY MARKET FUND 21

STATEMENTS OF ASSETS & LIABILITIES AS OF JUNE 30, 2009 -- (UNAUDITED)

                                                                                  BURNHAM          BURNHAM            BURNHAM
                                                                   BURNHAM       FINANCIAL        FINANCIAL       U.S. GOVERNMENT
                                                                    FUND       SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
                                                                ------------   -------------   ---------------   -----------------
ASSETS
   Investments:
      Investments at cost of unaffiliated securities(15)        $57,784,532     $ 64,071,159     $106,685,661       $248,273,239
      Investments at cost of affiliated securities(11, 15)               --          300,532               --                 --
      Repurchase agreements                                              --               --               --         80,300,000
      Net unrealized appreciation/(depreciation) of
         investments                                             10,738,742      (12,606,080)        (322,418)                --
                                                                -----------     ------------     ------------       ------------
      Total investments at value                                 68,523,274       51,765,611      106,363,243        328,573,239
   Cash                                                                  --           73,754               --              9,414
   Cash on deposit for securities sold short                             --               --       19,574,391                 --
   Dividends and interest receivable                                 43,955          188,152          329,585            568,858
   Receivable for capital stock sold                                     --          437,301          279,328                 --
   Receivable for investments sold                                       --        3,444,675        6,421,373                 --
   Receivable from investment adviser(5)                                 --              759               96             51,744
   Prepaid expenses                                                  17,896           19,934           25,866              6,582
                                                                -----------     ------------     ------------       ------------
   Total assets                                                  68,585,125       55,930,186      132,993,882        329,209,837
                                                                -----------     ------------     ------------       ------------
LIABILITIES
   Collateral on securities loaned at value                       8,498,622        1,913,795        4,021,106         53,721,000
   Payable for dividend declared                                      4,645               --              705                 --
   Payable for dividend declared on short sales                          --               --          127,638                 --
   Bank overdraft                                                    21,700               --          310,208                 --
   Payable for fund shares redeemed                                  12,437          108,416          141,536                 --
   Payable for investments purchased                                532,818        2,637,427       10,066,301                 --
   Short sales at value(*, 16)                                           --               --       19,283,776                 --
   Options written at value(**, 6, 16)                                   --        1,047,963        2,731,813                 --
   Payable for auditing and legal fees                               28,781           22,884           22,522             71,612
   Payable for administration fees(1)                                 7,480            6,168           11,664             31,650
   Payable for investment advisory fees(2)                           29,919           30,840           69,982             91,419
   Payable due to investment adviser(5)                               3,795               --               --                 --
   Payable for distribution fees and service fees(3)                 12,660           16,477           28,640                 --
   Payable for printing fees                                          3,775           18,368               --             15,965
   Payable for transfer agent fees                                    9,553           14,140            6,101              7,472
   Accrued expenses and other payables                               10,894           12,352            7,559             28,743
                                                                -----------     ------------     ------------       ------------
   Total liabilities                                              9,177,079        5,828,830       36,829,551         53,967,861
                                                                -----------     ------------     ------------       ------------
NET ASSETS                                                      $59,408,046     $ 50,101,356     $ 96,164,331       $275,241,976
                                                                ===========     ============     ============       ============
ANALYSIS OF NET ASSETS(7)
BY SOURCE:
   Par value                                                    $   309,807     $    333,675     $    947,917       $ 27,524,198
   Capital paid-in                                               54,085,379       66,212,154      101,887,241        247,717,778
   Accumulated undistributed net investment income                  196,844          462,767          179,616                 --
   Accumulated net realized loss on investments                  (5,922,726)      (4,483,570)      (5,695,622)                --
   Net unrealized appreciation/(depreciation) of
      investments, written options and short sales               10,738,742      (12,423,670)      (1,154,821)                --
                                                                -----------     ------------     ------------       ------------
NET ASSETS                                                      $59,408,046     $ 50,101,356     $ 96,164,331       $275,241,976
                                                                ===========     ============     ============       ============
BY SHARE CLASS:
      NET ASSETS
      Class A:                                                  $59,100,752     $ 40,056,528     $ 86,620,654       $275,241,976
      Class B:                                                  $   286,620     $  9,181,621     $         --       $         --
      Class C:                                                  $    20,674     $    863,207     $  9,543,677       $         --
      NAV (PAR VALUE $0.10 PER SHARE)
      Class A:                                                  $     19.18     $      15.18     $      10.16       $       1.00
      Class B:                                                  $     19.19     $      14.36     $         --       $         --
      Class C:                                                  $     18.81     $      14.89     $      10.03       $         --
      CAPITAL SHARES OUTSTANDING(8)
      (UNLIMITED NUMBER OF SHARES HAS BEEN AUTHORIZED)
      Class A:                                                    3,082,033        2,639,531        8,527,667        275,241,976
      Class B:                                                       14,939          639,258               --                 --
      Class C:                                                        1,099           57,960          951,501                 --

*    THE PAYABLES FOR SHORT SALES INCLUDE PROCEEDS RECEIVED FOR THE FOLLOWING
     AMOUNTS: BURNHAM FINANCIAL INDUSTRIES FUND $17,916,516.

** THE PAYABLES FOR OPTIONS WRITTEN INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING AMOUNTS: BURNHAM FINANCIAL SERVICES FUND $1,230,373, AND BURNHAM FINANCIAL INDUSTRIES FUND $3,266,670.

                        SEE NOTES TO FINANCIAL STATEMENTS


                             22 ASSETS & LIABILITIES

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 -- (UNAUDITED)

                                                                                  BURNHAM          BURNHAM            BURNHAM
                                                                   BURNHAM       FINANCIAL        FINANCIAL       U.S. GOVERNMENT
                                                                    FUND       SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
                                                                ------------   -------------   ---------------   -----------------
INVESTMENT INCOME
   Interest                                                     $     2,692     $     1,502      $     1,595        $  781,446
   Dividends*                                                       519,869         838,666        1,236,477                --
   Securities lending (net of fees)(9)                               53,613          41,913           11,839           184,790
   Income on cash collateral for securities sold short                   --              --            3,771                --
   Other income                                                          --           5,398               --                --
                                                                -----------     -----------      -----------        ----------
   Total income                                                     576,174         887,479        1,253,682           966,236
                                                                -----------     -----------      -----------        ----------
EXPENSES
   Administration fees(1)                                            42,028          33,391           56,987           200,170
   Investment advisory fees(2)                                      168,113         166,954          341,919           582,129
   Performance fees                                                      --              --           21,182                --
   Interest expense on securities sold short                             --              --           80,663                --
   Dividends on securities sold short                                    --              --          266,853                --
   Service fees (Class B)(3)                                            378          10,512               --                --
   Service fees (Class C)(3)                                             24             947            9,084                --
   Distribution fees (Class A)(3)                                    69,645          44,192          103,072                --
   Distribution fees (Class B)(3)                                     1,135          31,535               --                --
   Distribution fees (Class C)(3)                                        72           2,841           27,252                --
   Transfer agent fees                                               51,644          65,911           75,183            40,589
   Audit and legal fees                                              31,908          32,954           39,588            45,020
   Reports to shareholders                                            7,025          12,594           14,554             9,175
   Trustees' fees and expenses                                        8,396           6,226            9,386            43,698
   Custodian fees                                                     8,505          15,671           24,017            21,092
   Registration fees and expenses                                     4,497           3,871            4,440            12,547
   Fund accounting expenses                                          13,752          12,126           13,495            40,670
   Miscellaneous expenses                                            39,443          31,978           36,346            92,317
                                                                -----------     -----------      -----------        ----------
   Total expenses before reimbursement                              446,565         471,703        1,124,021         1,087,407
   Plus net contractual reimbursement by adviser(5)                 (35,990)        (64,409)         (49,955)               --
   Plus net voluntary reimbursement by adviser(5)                        --              --               --          (175,090)
                                                                -----------     -----------      -----------        ----------
   Total expenses after reimbursement                               410,575         407,294        1,074,066           912,317
                                                                -----------     -----------      -----------        ----------
NET INVESTMENT INCOME                                           $   165,599     $   480,185      $   179,616        $   53,919
                                                                ===========     ===========      ===========        ==========
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS, WRITTEN OPTIONS & SHORT SALES
REALIZED GAIN/(LOSS) FROM SECURITIES, WRITTEN OPTIONS
   AND SHORT SALES TRANSACTIONS:
   Realized loss on securities                                   (1,949,080)     (2,691,939)      (7,873,012)               --
   Realized gain on written options                                  45,544       1,816,693        6,279,910                --
   Realized gain on short sales                                          --              --        4,485,524                --
                                                                -----------     -----------      -----------        ----------
   Net realized gain/(loss) from securities, written options
      and short sales transactions                               (1,903,536)       (875,246)       2,892,422                --
                                                                -----------     -----------      -----------        ----------
UNREALIZED APPRECIATION/(DEPRECIATION) ON:
   Net unrealized appreciation on investments                     5,473,042       3,313,336       10,597,344                --
   Net unrealized depreciation on written options
      transactions                                                  (43,544)       (665,377)      (3,268,981)               --
   Net unrealized depreciation on short sales transactions               --              --       (1,530,616)               --
                                                                -----------     -----------      -----------        ----------
   Net unrealized appreciation of investments, written
      options and short sales transactions                        5,429,498       2,647,959        5,797,747                --
                                                                -----------     -----------      -----------        ----------
Net realized and unrealized gain on investments,
   written options and short sales transactions                   3,525,962       1,772,713        8,690,169                --
                                                                -----------     -----------      -----------        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 3,691,561     $ 2,252,898      $ 8,869,785        $   53,919
                                                                ===========     ===========      ===========        ==========

*    NET OF FOREIGN TAXES WITHHELD OF $474 FOR THE BURNHAM FUND.

                        SEE NOTES TO FINANCIAL STATEMENTS


                                  OPERATIONS 23

STATEMENTS OF CHANGES IN NET ASSETS

                                                             BURNHAM FUND                     BURNHAM FINANCIAL SERVICES FUND
                                               ----------------------------------------  ----------------------------------------
                                               FOR THE PERIOD ENDED  FOR THE YEAR ENDED  FOR THE PERIOD ENDED  FOR THE YEAR ENDED
                                                   JUNE 30, 2009        DECEMBER 31,         JUNE 30, 2009        DECEMBER 31,
                                                    (UNAUDITED)             2008              (UNAUDITED)             2008
                                               --------------------  ------------------  --------------------  ------------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income                            $   165,599         $    187,407          $   480,185         $  1,414,961
   Net realized gain/(loss) from transactions        (1,903,536)          (3,962,917)            (875,246)          (2,688,178)
   Unrealized appreciation/(depreciation)             5,429,498          (34,896,587)           2,647,959           (9,718,713)
                                                    -----------         ------------          -----------         ------------
   Net increase/(decrease) in net assets
      resulting from operations                       3,691,561          (38,672,097)           2,252,898          (10,991,930)
                                                    -----------         ------------          -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS(7)
FROM NET INVESTMENT INCOME:
   Class A shares                                            --             (559,834)                  --           (1,187,416)
   Class B shares                                            --                   --                   --             (236,109)
   Class C shares                                            --                   --                   --              (24,809)
                                                    -----------         ------------          -----------         ------------
      Total distributions from net investment
         income                                              --             (559,834)                  --           (1,448,334)
                                                    -----------         ------------          -----------         ------------
FROM RETURN OF CAPITAL:
   Class A shares                                            --                   --                   --             (147,525)
   Class B shares                                            --                   --                   --              (39,583)
   Class C shares                                            --                   --                   --               (3,797)
                                                    -----------         ------------          -----------         ------------
      Total distributions from return of
         capital                                             --                   --                   --             (190,905)
                                                    -----------         ------------          -----------         ------------
FROM REALIZED GAINS FROM SECURITIES
   TRANSACTIONS:
   Class A shares                                            --             (869,777)                  --             (347,247)
   Class B shares                                            --               (6,209)                  --              (93,172)
   Class C shares                                            --                 (309)                  --               (8,938)
                                                    -----------         ------------          -----------         ------------
      Total distributions from realized gains                --             (876,295)                  --             (449,357)
                                                    -----------         ------------          -----------         ------------
   Total distributions to shareholders                       --           (1,436,129)                  --           (2,088,596)
                                                    -----------         ------------          -----------         ------------
Increase/(decrease) in net assets derived
   from capital share transactions                   (2,428,925)          (7,145,905)            (642,732)         (12,731,894)
   Redemption fees(14)                                       64                  473                2,480                9,992
                                                    -----------         ------------          -----------         ------------
   Increase/(decrease) in net assets for the
      period                                          1,262,700          (47,253,658)           1,612,646          (25,802,428)
NET ASSETS
   Beginning of period                               58,145,346          105,399,004           48,488,710           74,291,138
                                                    -----------         ------------          -----------         ------------
END OF PERIOD                                       $59,408,046         $ 58,145,346          $50,101,356         $ 48,488,710
                                                    ===========         ============          ===========         ============
UNDISTRIBUTED NET INVESTMENT INCOME, END OF
   PERIOD                                           $   196,844         $     31,245          $   462,767         $    (17,418)
                                                    ===========         ============          ===========         ============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            24 CHANGES IN NET ASSETS

           BURNHAM FINANCIAL                        BURNHAM U.S. GOVERNMENT
            INDUSTRIES FUND                            MONEY MARKET FUND
----------------------------------------  ----------------------------------------
FOR THE PERIOD ENDED  FOR THE YEAR ENDED  FOR THE PERIOD ENDED  FOR THE YEAR ENDED
    JUNE 30, 2009        DECEMBER 31,        JUNE 30, 2009         DECEMBER 31,
     (UNAUDITED)             2008             (UNAUDITED)              2008
--------------------  ------------------  --------------------  ------------------


     $   179,616          $ 1,303,965         $     53,919         $  3,837,420
       2,892,422           (3,506,170)                  --                   --
       5,797,747           (6,700,990)                  --                   --
     -----------          ------------        ------------         ------------

       8,869,785           (8,903,195)             53,919             3,837,420
     -----------          ------------        ------------         ------------


              --           (1,212,744)             (53,919)          (3,837,420)
              --                   --                   --                   --
              --              (87,714)                  --                   --
     -----------          ------------        ------------         ------------

              --           (1,300,458)             (53,919)          (3,837,420)
     -----------          ------------        ------------         ------------

              --                   --                   --                   --
              --                   --                   --                   --
              --                   --                   --                   --
     -----------          ------------        ------------         ------------

              --                   --                   --                   --
     -----------          ------------        ------------         ------------


              --           (3,026,830)                  --                   --
              --                   --                   --                   --
              --             (311,777)                  --                   --
     -----------          ------------        ------------         ------------
              --           (3,338,607)                  --                   --
     -----------          ------------        ------------         ------------
              --           (4,639,065)             (53,919)          (3,837,420)
     -----------          ------------        ------------         ------------

       8,104,490            65,817,968         (33,315,390)         (51,230,790)
           5,038                27,993                  --                   --
     -----------          ------------        ------------         ------------

      16,979,313            52,303,701         (33,315,390)         (51,230,790)

      79,185,018            26,881,317         308,557,366          359,788,156
     -----------          ------------        ------------         ------------
     $96,164,331          $ 79,185,018        $275,241,976         $308,557,366
     ===========          ============        ============         ============

     $   179,616          $         --        $        --          $         --
     ===========          ============        ============         ============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            CHANGES IN NET ASSETS 25

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

                                                                BURNHAM FUND                    BURNHAM FINANCIAL SERVICES FUND
                                                 ----------------------------------------  ----------------------------------------
                                                 FOR THE PERIOD ENDED  FOR THE YEAR ENDED  FOR THE PERIOD ENDED  FOR THE YEAR ENDED
                                                    JUNE 30, 2009         DECEMBER 31,         JUNE 30, 2009        DECEMBER 31,
                                                     (UNAUDITED)              2008              (UNAUDITED)             2008
                                                 --------------------  ------------------  --------------------  ------------------
DOLLAR AMOUNTS
CLASS A
   Net proceeds from sale of shares                   $   229,872          $ 1,032,512          $ 8,929,954         $ 21,432,339
   Net asset value of shares issued to
      shareholders in reinvestment of dividends                --            1,287,545                   --            1,586,084
   Cost of shares redeemed                             (2,549,781)          (8,756,201)          (8,837,984)         (33,532,289)
                                                      -----------          -----------          -----------         ------------
NET INCREASE/(DECREASE)                               $(2,319,909)         $(6,436,144)         $    91,970         $(10,513,866)
                                                      ===========          ===========          ===========         ============
CLASS B
   Net proceeds from sale of shares                   $        --          $        --          $        --         $         --
   Net asset value of shares issued to
      shareholders in reinvestment of dividends                --                6,089                   --              337,810
   Cost of shares redeemed                               (109,016)            (684,053)            (645,294)          (3,352,528)
                                                      -----------          -----------          -----------         ------------
NET DECREASE                                          $  (109,016)         $  (677,964)         $  (645,294)        $ (3,014,718)
                                                      ===========          ===========          ===========         ============
CLASS C
   Net proceeds from sale of shares                   $        --          $        --          $   203,683         $  1,767,362
   Net asset value of shares issued to
      shareholders in reinvestment of dividends                --                  315                   --               32,882
   Cost of shares redeemed                                     --              (32,112)            (293,091)          (1,003,554)
                                                      -----------          -----------          -----------         ------------
NET INCREASE/(DECREASE)                               $        --          $   (31,797)         $   (89,408)        $    796,690
                                                      ===========          ===========          ===========         ============
NET INCREASE/(DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS            $(2,428,925)         $(7,145,905)         $  (642,732)        $(12,731,894)
                                                      ===========          ===========          ===========         ============
SHARE TRANSACTIONS
CLASS A
   Shares sold                                             12,952               42,599              658,592            1,335,517
   Shares issued for reinvestments                             --               70,512                   --              113,616
   Shares redeemed                                       (147,107)            (378,600)            (666,482)          (2,127,282)
                                                      -----------          -----------          -----------         ------------
NET INCREASE/(DECREASE)                                  (134,155)            (265,489)              (7,890)            (678,149)
                                                      ===========          ===========          ===========         ============
CLASS B
   Shares sold                                                 --                   --                   --                   --
   Shares issued for reinvestments                             --                  329                   --               25,476
   Shares redeemed                                         (6,462)             (27,275)             (53,374)            (220,964)
                                                      -----------          -----------          -----------         ------------
NET DECREASE                                               (6,462)             (26,946)             (53,374)            (195,488)
                                                      ===========          ===========          ===========         ============
CLASS C
   Shares sold                                                 --                   --               15,816              108,503
   Shares issued for reinvestments                             --                   17                   --                2,392
   Shares redeemed                                             --               (1,554)             (22,821)             (72,286)
                                                      -----------          -----------          -----------         ------------
NET INCREASE/(DECREASE)                                        --               (1,537)              (7,005)              38,609
                                                      ===========          ===========          ===========         ============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            26 CHANGES IN NET ASSETS

            BURNHAM FINANCIAL                     BURNHAM U.S. GOVERNMENT
             INDUSTRIES FUND                         MONEY MARKET FUND
----------------------------------------  ----------------------------------------
FOR THE PERIOD ENDED  FOR THE YEAR ENDED  FOR THE PERIOD ENDED  FOR THE YEAR ENDED
    JUNE 30, 2009        DECEMBER 31,         JUNE 30, 2009        DECEMBER 31,
     (UNAUDITED)             2008              (UNAUDITED)             2008
--------------------  ------------------  --------------------  ------------------


    $ 29,440,594         $ 91,001,628         $ 102,788,461        $ 307,961,706

              --            4,022,613                54,200            3,836,141
     (22,663,257)         (33,052,214)         (136,158,051)        (363,028,637)
    ------------         ------------         -------------        -------------
    $  6,777,337         $ 61,972,027         $ (33,315,390)       $ (51,230,790)
    ============         ============         =============        =============

    $         --         $         --         $          --        $          --

              --                   --                    --                   --
              --                   --                    --                   --
    ------------         ------------         -------------        -------------
    $         --         $         --         $          --        $          --
    ============         ============         =============        =============

    $  2,569,696         $  6,391,452         $          --        $          --

              --              337,902                    --                   --
      (1,242,543)          (2,883,413)                   --                   --
    ------------         ------------         -------------        -------------
    $  1,327,153         $  3,845,941         $          --        $          --
    ============         ============         =============        =============

    $  8,104,490         $ 65,817,968         $ (33,315,390)       $ (51,230,790)
    ============         ============         =============        =============


       3,281,984            9,134,852           102,788,461          307,961,706
              --              466,662                54,200            3,836,141
      (2,744,770)          (3,789,131)         (136,158,051)        (363,028,637)
    ------------         ------------         -------------        -------------
         537,214            5,812,383           (33,315,390)         (51,230,790)
    ============         ============         =============        =============

              --                   --                    --                   --
              --                   --                    --                   --
              --                   --                    --                   --
    ------------         ------------         -------------        -------------
              --                   --                    --                   --
    ============         ============         =============        =============

         292,073              651,972                    --                   --
              --               39,568                    --                   --
        (154,506)            (306,826)                   --                   --
    ------------         ------------         -------------        -------------
         137,567              384,714                    --                   --
    ============         ============         =============        =============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            CHANGES IN NET ASSETS 27

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                               INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                              ------------------------------------ ---------------------------------------------------------------
                                                NET                                         DISTRIBUTIONS
                                           REALIZED AND                                     FROM CAPITAL
                    NET ASSET     NET       UNREALIZED              DIVIDENDS DISTRIBUTIONS  GAINS (FROM
                      VALUE,  INVESTMENT   GAIN (LOSS)  TOTAL FROM  FROM NET       FROM       SECURITIES
                    BEGINNING   INCOME    ON SECURITIES INVESTMENT INVESTMENT   RETURN OF    AND OPTIONS     TOTAL      REDEMPTION
                    OF PERIOD  (LOSS)(b)   AND OPTIONS  OPERATIONS   INCOME      CAPITAL    TRANSACTIONS) DISTRIBUTIONS FEES(b, c)
                    --------- ----------  ------------- ---------- ---------- ------------- ------------- ------------- ----------
BURNHAM FUND
   CLASS A SHARES
   6/30/09
      (unaudited)     $17.95    $ 0.05       $  1.18     $  1.23     $   --      $   --        $   --        $   --       $0.00
   12/31/08            29.84      0.06        (11.50)     (11.44)     (0.18)         --         (0.27)        (0.45)       0.00
   12/31/07            26.89      0.08          4.03        4.11      (0.05)         --         (1.11)        (1.16)       0.00
   12/31/06            26.97      0.18          2.02        2.20      (0.15)         --         (2.13)        (2.28)       0.00
   12/31/05            26.60      0.11          1.38        1.49      (0.09)         --         (1.03)        (1.12)       0.00
   12/31/04            26.94      0.09          1.80        1.89      (0.20)         --         (2.03)        (2.23)       0.00
   CLASS B SHARES
   6/30/09
      (unaudited)     $18.03    $ 0.01       $  1.15     $  1.16     $   --      $   --        $   --        $   --       $0.00
   12/31/08            29.90     (0.12)       (11.48)     (11.60)        --          --         (0.27)        (0.27)       0.00
   12/31/07            27.10      0.01          3.90        3.91         --          --         (1.11)        (1.11)       0.00
   12/31/06            27.23     (0.03)         2.03        2.00         --          --         (2.13)        (2.13)       0.00
   12/31/05            26.96     (0.05)         1.35        1.30         --          --         (1.03)        (1.03)         --
   12/31/04            27.30     (0.11)         1.80        1.69         --          --         (2.03)        (2.03)       0.00
   CLASS C SHARES
   6/30/09
      (unaudited)     $17.68    $(0.01)      $  1.14     $  1.13     $   --      $   --        $   --        $   --       $0.00
   12/31/08            29.32     (0.13)       (11.24)     (11.37)        --          --         (0.27)        (0.27)       0.00
   12/31/07            26.59      0.10          3.74        3.84         --          --         (1.11)        (1.11)       0.00
   12/31/06            26.75     (0.05)         2.02        1.97         --          --         (2.13)        (2.13)       0.00
   12/31/05            26.50     (0.06)         1.34        1.28         --          --         (1.03)        (1.03)         --
   12/31/04(f)         26.68     (0.07)         2.08        2.01      (0.16)         --         (2.03)        (2.19)       0.00
BURNHAM FINANCIAL
   SERVICES FUND
   CLASS A SHARES
   6/30/09
      (unaudited)     $14.39    $ 0.15       $  0.64     $  0.79     $   --      $   --        $   --        $   --       $0.00
   12/31/08            17.70      0.43         (3.07)      (2.64)     (0.47)      (0.06)        (0.14)        (0.67)       0.00
   12/31/07            22.56      0.12         (3.30)      (3.18)     (0.08)         --         (1.60)        (1.68)       0.00
   12/31/06            21.15      0.17          3.42        3.59      (0.17)         --         (2.01)        (2.18)       0.00
   12/31/05            22.51      0.25         (0.18)       0.07      (0.22)         --         (1.21)        (1.43)       0.00
   12/31/04            24.44      0.09          3.11        3.20      (0.11)         --         (5.02)        (5.13)       0.00
   CLASS B SHARES
   6/30/09
      (unaudited)     $13.67    $ 0.10       $  0.59     $  0.69     $   --      $   --        $   --        $   --       $0.00
   12/31/08            16.84      0.28         (2.90)      (2.62)     (0.35)      (0.06)        (0.14)        (0.55)       0.00
   12/31/07            21.61     (0.03)        (3.14)      (3.17)        --          --         (1.60)        (1.60)       0.00
   12/31/06            20.35      0.00(c)       3.27        3.27         --          --         (2.01)        (2.01)       0.00
   12/31/05            21.68      0.09         (0.16)      (0.07)     (0.05)         --         (1.21)        (1.26)         --
   12/31/04            23.80     (0.09)         2.99        2.90         --          --         (5.02)        (5.02)       0.00
   CLASS C SHARES
   6/30/09
      (unaudited)     $14.18    $ 0.10       $  0.61     $  0.71     $   --      $   --        $   --        $   --       $0.00
   12/31/08            17.47      0.44         (3.15)      (2.71)     (0.38)      (0.06)        (0.14)        (0.58)       0.00
   12/31/07            22.36     (0.03)        (3.26)      (3.29)        --          --         (1.60)        (1.60)       0.00
   12/31/06            21.05     (0.02)         3.42        3.40      (0.08)         --         (2.01)        (2.09)       0.00
   12/31/05(g)         20.60      0.11          1.78        1.89      (0.23)         --         (1.21)        (1.44)       0.00

                        SEE NOTES TO FINANCIAL STATEMENTS


                             28 FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                   RATIOS TO AVERAGE NET ASSETS %
                                 ----------------------------------
                                   RATIO       RATIO
                                  OF TOTAL    OF TOTAL     RATIO
                     NET ASSETS,  EXPENSES    EXPENSES     OF NET
 NET ASSET             END OF      AFTER       BEFORE    INVESTMENT PORTFOLIO
VALUE, END  TOTAL      PERIOD      REIMB./     REIMB./     INCOME    TURNOVER
 OF PERIOD RETURN %  (IN $000'S) RECOVERY(5) RECOVERY(5)   (LOSS)     RATE %
---------- --------  ----------- ----------- ----------- ---------- ---------



  $19.18     6.73(a)   $ 59,101     1.46(d)     1.59(d)    0.59(d)     32.9
   17.95   (38.30)       57,740     1.39        1.44       0.23        45.3
   29.84    15.31       103,876     1.39        1.38       0.28        61.5
   26.89     8.11        99,031     1.39        1.41       0.65        79.0
   26.97     5.55       110,562     1.39        1.39       0.43        76.3
   26.60     7.01       119,132     1.39        1.39       0.35        59.4


  $19.19     6.32(a)   $    286     2.20(d)     2.34(d)    0.09(d)     32.9
   18.03   (38.74)          386     2.14        2.19      (0.47)       45.3
   29.90    14.40         1,446     2.14        2.13       0.04        61.5
   27.10     7.34         1,951     2.14        2.16      (0.10)       79.0
   27.23     4.77         2,682     2.14        2.14      (0.20)       76.3
   26.96     6.24         3,793     2.14        2.14      (0.40)       59.4


  $18.81     6.33(a)   $     21     2.21(d)     2.34(d)   (0.16)(d)    32.9
   17.68   (38.75)           19     2.14        2.19      (0.51)       45.3
   29.32    14.46            77     2.14        2.13       0.35        61.5
   26.59     7.32             6     2.14        2.16      (0.18)       79.0
   26.75     4.77            10     2.14        2.14      (0.22)       76.3
   26.50     7.54(a)          8     2.14(d)     2.15(d)   (0.41)(d)    59.4




  $15.18     5.42(a)   $ 40,056     1.68(d)     1.96(d)    2.29(d)    109.9
   14.39   (14.78)       38,099     1.60        1.85       2.65       190.2
   17.70   (13.96)       58,878     1.60        1.64       0.58       137.8
   22.56     17.02      127,139     1.57        1.57       0.74       125.9
   21.15      0.37      121,889     1.59        1.59       1.17       129.9
   22.51     13.13      188,743     1.60        1.60       0.38       125.0


  $14.36     5.05(a)   $  9,182     2.42(d)     2.72(d)    1.57(d)    109.9
   13.67   (15.46)        9,469     2.35        2.60       1.86       190.2
   16.84   (14.57)       14,953     2.35        2.39      (0.16)      137.8
   21.61    16.15        26,930     2.32        2.32         --       125.9
   20.35    (0.34)       28,538     2.34        2.34       0.43       129.9
   21.68    12.26        38,897     2.35        2.35      (0.37)      125.0


  $14.89     5.08(a)   $    863     2.42(d)     2.71(d)    1.57(d)    109.9
   14.18   (15.45)          921     2.35        2.60       2.88       190.2
   17.47   (14.58)          460     2.35        2.39      (0.15)      137.8
   22.36    16.15           632     2.32        2.32      (0.11)      125.9
   21.05     9.19(a)        190     2.34(d)     2.34(d)    0.75(d)    129.9

                        SEE NOTES TO FINANCIAL STATEMENTS


                             FINANCIAL HIGHLIGHTS 29

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                              ------------------------------------- -----------------------------------------------------
                                                NET                                           DISTRIBUTIONS
                                           REALIZED AND                                       FROM CAPITAL
                    NET ASSET     NET        UNREALIZED             DIVIDENDS   DISTRIBUTIONS  GAINS (FROM
                      VALUE,   INVESTMENT   GAIN (LOSS)  TOTAL FROM  FROM NET       FROM       SECURITIES
                    BEGINNING   INCOME     ON SECURITIES INVESTMENT INVESTMENT    RETURN OF    AND OPTIONS     TOTAL      REDEMPTION
                    OF PERIOD  (LOSS)(b)    AND OPTIONS  OPERATIONS   INCOME       CAPITAL    TRANSACTIONS) DISTRIBUTIONS FEES(b, c)
                    --------- -----------  ------------- ---------- ----------  ------------- ------------- ------------- ----------
BURNHAM FINANCIAL
   INDUSTRIES
   FUND
   CLASS A SHARES
   6/30/09
      (unaudited)     $ 9.00    $ 0.02        $ 1.14      $ 1.16    $    --          $--         $   --       $    --       $0.00
   12/31/08            10.32      0.25         (1.00)      (0.75)     (0.16)          --          (0.41)        (0.57)       0.00
   12/31/07            12.41      0.16         (0.31)      (0.15)     (0.19)          --          (1.75)        (1.94)       0.00
   12/31/06            11.52      0.10          1.84        1.93      (0.11)          --          (0.93)        (1.04)       0.00
   12/31/05            11.33      0.13          0.82        0.95      (0.10)          --          (0.66)        (0.76)       0.00
   12/31/04(f)         10.00     (0.00)(c)      1.39        1.39         --           --          (0.06)        (0.06)       0.00
   CLASS C SHARES
   6/30/09
      (unaudited)     $ 8.92    $(0.01)       $ 1.12      $ 1.11    $    --          $--         $   --       $    --       $0.00
   12/31/08            10.25      0.17         (0.97)      (0.80)     (0.12)          --          (0.41)        (0.53)       0.00
   12/31/07            12.33      0.07         (0.31)      (0.24)     (0.09)          --          (1.75)        (1.84)       0.00
   12/31/06            11.44      0.01          1.84        1.85      (0.03)          --          (0.93)        (0.96)       0.00
   12/31/05            11.26      0.05          0.82        0.87      (0.03)          --          (0.66)        (0.69)       0.00
   12/31/04(f)         10.00     (0.05)         1.37        1.32         --           --          (0.06)        (0.06)       0.00
BURNHAM U.S.
   GOVERNMENT
   MONEY MARKET
   FUND(e)
   CLASS A SHARES
   6/30/09
      (unaudited)     $ 1.00    $0.000(c)     $   --      $0.000(c) $(0.000)(c)      $--         $   --       $(0.000)(c)   $  --
   12/31/08             1.00     0.012            --       0.012     (0.012)          --             --        (0.012)         --
   12/31/07             1.00     0.043            --       0.043     (0.043)          --             --        (0.043)         --
   12/31/06             1.00     0.042            --       0.042     (0.042)          --             --        (0.042)         --
   12/31/05             1.00     0.023            --       0.023     (0.023)          --             --        (0.023)         --
   12/31/04             1.00     0.006            --       0.006     (0.006)          --             --        (0.006)         --

(a) TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR, ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.

(b)  PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

(c)  LESS THAN $0.01 PER SHARE.

(d)  ANNUALIZED.

(e)  FORMERLY THE BURNHAM U.S. TREASURY MONEY MARKET FUND.

(f)  COMMENCED OPERATIONS ON APRIL 30, 2004.

(g)  COMMENCED OPERATIONS ON APRIL 29, 2005.

                        SEE NOTES TO FINANCIAL STATEMENTS


                             30 FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                              RATIOS TO AVERAGE NET ASSETS %
                                -------------------------------------------------------------------------------------
                                                            RATIO OF         RATIO OF                     RATIO
                                                         TOTAL EXPENSES   TOTAL EXPENSES                  OF NET
                                   RATIO       RATIO     AFTER REIMB./    BEFORE REIMB./                INVESTMENT
                                 OF TOTAL    OF TOTAL     RECOVERY AND     RECOVERY AND      RATIO    INCOME (LOSS)
                    NET ASSETS,  EXPENSES    EXPENSES   WITHOUT DIVIDEND WITHOUT DIVIDEND   OF NET   WITHOUT DIVIDEND
 NET ASSET             END OF      AFTER      BEFORE      AND INTEREST     AND INTEREST   INVESTMENT   AND INTEREST   PORTFOLIO
VALUE, END  TOTAL      PERIOD     REIMB./     REIMB./      EXPENSE ON       EXPENSE ON      INCOME      EXPENSE ON     TURNOVER
 OF PERIOD RETURN % (IN $000'S) RECOVERY(5) RECOVERY(5)  SHORT SALES(5)   SHORT SALES(5)    (LOSS)    SHORT SALES(5)    RATE %
---------- -------- ----------- ----------- ----------- ---------------- ---------------- ---------- ---------------- ---------





  $10.16   12.89(a)   $ 86,620    2.76(d)      2.89(d)       1.85(d)           1.98(d)      0.54(d)        1.45(d)      133.6
    9.00   (6.99)       71,926    2.24         2.45          1.82              2.03         2.61           3.04         278.7
   10.32   (1.04)       22,482    2.31         2.63          1.85              2.17         1.25           1.71         236.1
   12.41   16.74        32,822    2.19         2.48          1.81              2.10         0.77           1.15         210.9
   11.52    8.38        28,781    1.79         2.01          1.79              2.01         1.15           1.15         271.1
   11.33   13.87(a)     20,445    1.75(d)      2.77(d)       1.75(d)           2.77(d)     (0.03)(d)      (0.03)(d)     108.0


  $10.03   12.44(a)   $  9,544    3.47(d)      3.61(d)       2.55(d)           2.68(d)     (0.16)(d)       0.77(d)      133.6
    8.92   (7.63)        7,259    2.94         3.16          2.52              2.73         1.76           2.19         278.7
   10.25   (1.75)        4,400    3.01         3.33          2.55              2.87         0.56           1.02         236.1
   12.33   16.14         5,290    2.89         3.18          2.51              2.80         0.09           0.47         210.9
   11.44    7.65         4,220    2.49         2.70          2.49              2.70         0.43           0.43         271.1
   11.26   13.17(a)      3,029    2.45(d)      3.47(d)       2.45(d)           3.47(d)     (0.67)(d)      (0.37)(d)     108.0






  $ 1.00    0.02(a)   $275,242    0.63(d)      0.75(d)       0.63(d)           0.75(d)      0.04(d)        0.04(d)         --
    1.00    1.14       308,557    0.75         0.75          0.75              0.75         1.21           1.21            --
    1.00    4.35       359,788      --         0.72            --              0.72         4.24           4.24            --
    1.00    4.24       275,502      --         0.76            --              0.76         4.16           4.16            --
    1.00    2.41       230,362      --         0.77            --              0.77         2.38           2.38            --
    1.00    0.60       235,336      --         0.74            --              0.74         0.62           0.62            --

                        SEE NOTES TO FINANCIAL STATEMENTS


                             FINANCIAL HIGHLIGHTS 31

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ADMINISTRATIVE FEES

1. THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND, AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND PAY THE ADMINISTRATOR 0.15% OF AVERAGE DAILY NET ASSETS UP TO $150 MILLION, 0.125% OF AVERAGE DAILY NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10% OF AVERAGE DAILY NET ASSETS ABOVE $300 MILLION.

MANAGEMENT FEES

2. BURNHAM ASSET MANAGEMENT CORPORATION (THE "ADVISER") SERVES AS THE ADVISER TO THE FUNDS. THE ADVISOR IS ENTITLED TO A MONTHLY FEE AT AN ANNUAL RATE BASED UPON A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF EACH FUND AT THE FOLLOWING RATES:

BURNHAM FUND                                0.60%
BURNHAM FINANCIAL SERVICES FUND             0.75%
BURNHAM FINANCIAL INDUSTRIES FUND           0.90%
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND   0.40%

     THE ADVISER'S BASIC FEE WITH RESPECT TO THE BURNHAM FINANCIAL INDUSTRIES FUND MAY BE ADJUSTED UPWARD OR DOWNWARD (BY UP TO 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS) DEPENDING ON WHETHER AND TO WHAT EXTENT THE FUND'S PERFORMANCE FOR THE RELEVANT PERFORMANCE PERIOD, WHICH CONSISTS OF THE CURRENT MONTH AND THE PRIOR 35 MONTHS, OR SUCH SHORTER PERIOD SINCE COMMENCEMENT OF THE FUND'S OPERATIONS, EXCEEDS OR IS EXCEEDED BY THE PERFORMANCE OF THE KBW BANK INDEX. THIS PERFORMANCE COMPARISON IS MADE AT THE END OF EACH MONTH. FOR THE PERIOD ENDED JUNE 30, 2009, THE ADVISER'S FEE FOR THE BURNHAM FINANCIAL INDUSTRIES FUND WAS ADJUSTED UPWARD BY 0.06%.

DISTRIBUTION FEES AND COMMISSIONS

3. BURNHAM SECURITIES INC. (THE "DISTRIBUTOR") SERVES AS PRINCIPAL DISTRIBUTOR TO THE FUNDS PURSUANT TO A DISTRIBUTION AGREEMENT. THE FUNDS (OTHER THAN THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND) HAVE ADOPTED DISTRIBUTION PLANS UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, TO REIMBURSE THE DISTRIBUTOR FOR SERVICES PROVIDED FOR DISTRIBUTING SHARES OF THE FUNDS.

THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A DISTRIBUTION FEE OF:

                                    CLASS A   CLASS B   CLASS C
                                    -------   -------   -------
BURNHAM FUND                         0.25%     0.75%     0.75%
BURNHAM FINANCIAL SERVICES FUND      0.25%     0.75%     0.75%
BURNHAM FINANCIAL INDUSTRIES FUND    0.30%       --      0.75%

THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A SERVICE FEE OF:

                                    CLASS B   CLASS C
                                    -------   -------
BURNHAM FUND                         0.25%     0.25%
BURNHAM FINANCIAL SERVICES FUND      0.25%     0.25%
BURNHAM FINANCIAL INDUSTRIES FUND      --      0.25%

FOR THE PERIOD ENDED JUNE 30, 2009, THE DISTRIBUTOR ALSO RECEIVED FEES FROM SHAREHOLDER TRANSACTIONS AND PORTFOLIO TRADES:

                                      CLASS A
                                      SALES
                                    COMMISSION/   CLASS B   CLASS C      BROKER
                                        CDSC        CDSC      CDSC    COMMISSIONS
                                    -----------   -------   -------   -----------
BURNHAM FUND                          $   221     $   378    $   24     $ 38,000
BURNHAM FINANCIAL SERVICES FUND       $ 3,373     $10,512    $  947     $     --
BURNHAM FINANCIAL INDUSTRIES FUND     $13,387     $    --    $9,084     $     --

OFFERING PRICE

4. FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE WAS $20.19, $15.98 AND $10.69 FOR THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, RESPECTIVELY. THE REDEMPTION PRICE IS NAV. FOR CLASS B AND CLASS C SHARES, THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

EXPENSES

5. THE ADVISER ADOPTED A CONTRACTUAL EXPENSE LIMITATION AGREEMENT (THE "AGREEMENT") FOR THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND. UNDER THE AGREEMENT, THE ADVISER CONTRACTUALLY LIMITS THE FOLLOWING FUNDS' TOTAL ANNUAL EXPENSES TO THE RATES BELOW BASED ON AVERAGE NET ASSETS FOR CLASS A, CLASS B AND CLASS C:

                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
BURNHAM FUND                       1.59%     2.34%     2.34%
BURNHAM FINANCIAL SERVICES FUND    1.80%     2.55%     2.55%

     UNDER THE AGREEMENT, THE ADVISER CONTRACTUALLY LIMITS THE BURNHAM FINANCIAL INDUSTRIES FUND'S TOTAL ANNUAL OPERATING EXPENSES BY LIMITING "OTHER EXPENSES" TO 0.65%. THE EXPENSE LIMITATIONS WILL TERMINATE ON APRIL 30, 2010 AND MAY BE CONTINUED FROM YEAR TO YEAR THEREAFTER, IF AGREED BY ALL PARTIES TO THE AGREEMENT.

     PURSUANT TO THE AGREEMENT, ANY WAIVERS AND REIMBURSEMENTS MADE BY THE ADVISER TO A FUND ARE SUBJECT TO RECOUPMENT BY THE ADVISER WITHIN THE FOLLOWING THREE YEARS PROVIDED THE FUND IS ABLE TO EFFECT REPAYMENT AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. EXTRAORDINARY EXPENSES (e.g., PROXY EXPENSES) AND OTHER NON-OPERATING EXPENSES (e.g., DIVIDEND EXPENSES FOR SECURITIES SOLD SHORT AND ACQUIRED FUND FEES) AS DEFINED IN THE AGREEMENT, ARE NOT APPLICABLE TO THE FUNDS' EXPENSE CAPS. FOR THE PERIOD ENDED JUNE 30, 2009, THE DIVIDEND EXPENSE AND INTEREST EXPENSE FOR SECURITIES SOLD SHORT WERE $266,853 AND $80,663 FOR THE BURNHAM FINANCIAL INDUSTRIES FUND. FOR THE PERIOD ENDED JUNE 30, 2009, THERE WERE NO EXTRAORDINARY EXPENSES ALLOCATED TO THE FUNDS.

     THE ADVISER MAY FROM TIME TO TIME VOLUNTARILY AGREE TO WAIVE ALL OR A PORTION OF ITS MANAGEMENT FEE FROM THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND. ANY SUCH WAIVER BY THE ADVISER MAY BE DISCONTINUED OR MODIFIED BY THE ADVISER AT ANY TIME. THE AMOUNT OF ANY WAIVED FEES IS SUBJECT TO RECOUPMENT BY THE ADVISER FROM THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND WITHIN THE SAME CALENDAR YEAR IN WHICH THE FEES WERE WAIVED AND THE THREE SUBSEQUENT CALENDAR YEARS, PROVIDED THAT NO AMOUNT MAY BE RECOUPED THAT WOULD CAUSE THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND'S TOTAL EXPENSE RATIO AS A RESULT OF SUCH RECOUPMENT TO EXCEED 1.00%. IN NO EVENT SHALL THE RECOUPMENT EXCEED 0.10% OF DAILY NET ASSETS OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND.


                        32 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     FOR THE PERIOD ENDED JUNE 30, 2009, THE ADVISER'S NET RECOUPMENT OR NET REIMBURSEMENT WAS AS FOLLOWS:

                                                  SUBJECT TO
                                    RECOUPMENT   REIMBURSEMENT   RECOUPMENT
                                    ----------   -------------   ----------
BURNHAM FUND                          $5,635        $ 41,625      $ 95,875
BURNHAM FINANCIAL SERVICES FUND       $   --        $ 64,409      $250,159
BURNHAM FINANCIAL INDUSTRIES FUND     $   --        $ 49,995      $361,792
BURNHAM U.S. GOVERNMENT MONEY
   MARKET FUND                        $5,471        $180,561      $175,090

SECURITIES AND WRITTEN OPTIONS TRANSACTIONS

6. THE AGGREGATE COST OF PURCHASES AND PROCEEDS FROM SALES OF SECURITIES, EXCLUDING SHORT-TERM INVESTMENTS, FOR THE PERIOD ENDED JUNE 30, 2009, WERE AS FOLLOWS:

                                     PURCHASES       SALES
                                    -----------   -----------
BURNHAM FUND                        $19,530,959   $15,820,271
BURNHAM FINANCIAL SERVICES FUND     $53,697,422   $47,347,030
BURNHAM FINANCIAL INDUSTRIES FUND   $96,961,480   $82,401,221

WRITTEN OPTION ACTIVITY FOR THE FUNDS WAS AS FOLLOWS:

BURNHAM FUND

                                   NUMBER OF
WRITTEN OPTIONS                    CONTRACTS   PREMIUMS
---------------                    ---------   --------
OUTSTANDING AT DECEMBER 31, 2008      300      $ 45,544
EXPIRED                              (300)      (45,544)
                                     ----      --------
OUTSTANDING AT JUNE 30, 2009           --      $     --
                                     ====      ========

BURNHAM FINANCIAL SERVICES FUND

                                   NUMBER OF
WRITTEN OPTIONS                    CONTRACTS     PREMIUMS
---------------                    ---------   -----------
OUTSTANDING AT DECEMBER 31, 2008      9,592    $ 1,263,269
WRITTEN                              22,274      2,926,984
EXPIRED                             (14,786)    (2,063,654)
CLOSED                               (3,785)      (456,396)
EXERCISED                            (3,920)      (439,830)
                                    -------    -----------
OUTSTANDING AT JUNE 30, 2009          9,375    $ 1,230,373
                                    =======    ===========

BURNHAM FINANCIAL INDUSTRIES FUND

                                   NUMBER OF
WRITTEN OPTIONS                    CONTRACTS     PREMIUMS
---------------                    ---------   -----------
OUTSTANDING AT DECEMBER 31, 2008     35,976    $ 5,959,411
WRITTEN                              60,430      7,556,522
EXPIRED                             (41,275)    (6,402,436)
CLOSED                              (14,255)    (2,134,921)
EXERCISED                           (14,656)    (1,711,906)
                                    -------    -----------
OUTSTANDING AT JUNE 30, 2009         26,220    $ 3,266,670
                                    =======    ===========

DISTRIBUTIONS AND TAXES

7. IT IS EACH FUND'S INTENTION TO QUALIFY AS A REGULATED INVESTMENT COMPANY BY COMPLYING WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, APPLICABLE TO REGULATED INVESTMENT COMPANIES AND BY DISTRIBUTING SUBSTANTIALLY ALL OF ITS EARNINGS TO ITS SHAREHOLDERS. THEREFORE, NO FEDERAL INCOME TAX PROVISION IS REQUIRED.

OFFICERS AND TRUSTEES INTERESTS

8. OFFICERS AND TRUSTEES OWNED A PORTION OF THE FOLLOWING FUNDS' OUTSTANDING SHARES AS OF JUNE 30, 2009:

BURNHAM FUND                                0.65%
BURNHAM FINANCIAL SERVICES FUND             0.36%
BURNHAM FINANCIAL INDUSTRIES FUND           0.33%
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND   0.12%

     SUBSTANTIALLY ALL OF THE ASSETS OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND ARE OWNED BY CUSTOMERS OF THE FUND'S DISTRIBUTOR AND AFFILIATES.

SECURITIES LENDING

9. AT JUNE 30, 2009, SECURITIES OR A PORTION OF SECURITIES ARE OUT ON LOAN. THE AGGREGATE MARKET VALUE OF THESE LOANED SECURITIES AND THE VALUE OF THE CASH COLLATERAL THE FUNDS RECEIVED ARE AS FOLLOWS:

                                    LOANED SECURITIES      % OF          VALUE OF
                                       MARKET VALUE     NET ASSETS   CASH COLLATERAL
                                    -----------------   ----------   ---------------
BURNHAM FUND                           $ 8,312,438        13.99%       $ 8,498,622
BURNHAM FINANCIAL SERVICES FUND        $ 1,766,615         3.53%       $ 1,913,795
BURNHAM FINANCIAL INDUSTRIES FUND      $ 3,746,519         3.90%       $ 4,021,106
BURNHAM U.S. GOVERNMENT MONEY
   MARKET FUND                         $52,644,440        19.13%       $53,721,000

DISCLOSURE OF CERTAIN COMMITMENTS AND CONTINGENCIES

10. IN THE NORMAL COURSE OF BUSINESS, THE FUNDS MAY ENTER INTO CONTRACTS AND AGREEMENTS THAT CONTAIN A VARIETY OF REPRESENTATIONS AND WARRANTIES, WHICH PROVIDE GENERAL INDEMNIFICATIONS. THE MAXIMUM EXPOSURE TO THE FUNDS UNDER THESE ARRANGEMENTS IS UNKNOWN, AS THIS WOULD INVOLVE FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT HAVE NOT YET OCCURRED. HOWEVER, BASED ON EXPERIENCE, THE FUNDS EXPECT THE RISK OF LOSS TO BE REMOTE.

TRANSACTIONS WITH AFFILIATED SECURITIES

11. DURING THE PERIOD ENDED JUNE 30, 2009, THE BURNHAM FINANCIAL SERVICES FUND OWNED SHARES OF THE FOLLOWING AFFILIATED SECURITIES. AN AFFILIATED SECURITY IS A SECURITY IN WHICH THE FUND HAS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES.

                          VALUE AT    COST OF    COST OF   VALUE AT     REALIZED    DIVIDEND
AFFILIATE                 12/31/08   PURCHASES    SALES     6/30/09   GAIN/(LOSS)    INCOME
---------                 --------   ---------   -------   --------   -----------   --------
PEREGRINE HOLDINGS LTD.   $295,107     $5,425      $--     $300,532       $--          $--

RESTRICTED SECURITIES

12. WITH THE EXCEPTION OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND, THE FUNDS MAY NOT INVEST MORE THAN 15% OF NET ASSETS IN SECURITIES SUBJECT TO LEGAL OR CONTRACTUAL RISKS ("RESTRICTED SECURITIES"). AT JUNE 30, 2009, THE BURNHAM FINANCIAL SERVICES FUND OWNED THE FOLLOWING RESTRICTED SECURITIES, WHICH MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE VALUE OF THESE SECURITIES IS DETERMINED USING QUOTATIONS SUPPLIED BY A PRICING SERVICE OR BROKER, OR IF NOT AVAILABLE, IS DETERMINED IN GOOD FAITH PURSUANT TO PROCEDURES ADOPTED BY THE BOARD OF TRUSTEES. CERTAIN OF THESE SECURITIES MAY BE OFFERED AND SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" PURSUANT TO RULE 144A UNDER THE 1933 ACT.

DESCRIPTION, DATE OF PURCHASE, % OF NET ASSETS    SHARES      COST        VALUE
----------------------------------------------   -------   ----------   --------
BANK OF ATLANTA                                  228,572   $1,600,004   $838,859
05/08/06
1.67%
PEREGRINE HOLDINGS LTD.                          275,000   $  300,532   $300,532
05/31/02
0.60%

INDUSTRY RISK

13. THE BURNHAM FUND MAY HOLD A LARGE CONCENTRATION OF INVESTMENTS WITHIN THE ENERGY SECTOR. THE FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS IN THE ENERGY SECTOR.


                        NOTES TO FINANCIAL STATEMENTS 33

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

EVENTS AFFECTING THE ENERGY SECTOR MAY INCLUDE THE FOLLOWING:

-    CHANGE IN NATIONAL AND INTERNATIONAL ECONOMIC AND POLITICAL CONDITIONS

-    COMPANIES IN THE ENERGY SECTOR MAY FALL OUT OF FAVOR

- CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE VALUE OF THE FUND'S INVESTMENTS

THE BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR. EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR MAY INCLUDE THE FOLLOWING:

-    CHANGE IN INCOME CONDITIONS AND INTEREST RATES

-    FINANCIAL COMPANIES MAY FALL OUT OF FAVOR

-    CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE FUND

SHORT-TERM TRADING (REDEMPTION FEE)

14. SHAREHOLDERS IN THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND ARE SUBJECT TO A REDEMPTION FEE EQUAL TO 2.0% OF THE PROCEEDS FOR THE REDEEMED SHARES WITHIN 30 DAYS OF PURCHASE. ALL REDEMPTION FEES ARE RETAINED BY THE APPLICABLE FUND AND ACCOUNTED FOR AS AN ADDITION TO PAID-IN CAPITAL.

FAIR VALUE OF FINANCIAL INSTRUMENTS

15. EFFECTIVE JANUARY 1, 2008, THE FUNDS ADOPTED FAS 157-- FAIR VALUE MEASUREMENTS ("FAS 157" OR THE "STATEMENT"). FAS 157 DEFINES FAIR VALUE, ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENT. THE CHANGES TO CURRENT PRACTICE RESULTING FROM THE APPLICATION OF THE STATEMENT RELATE TO THE DEFINITION OF FAIR VALUE, THE METHODS USED TO MEASURE FAIR VALUE, AND THE EXPANDED DISCLOSURES ABOUT FAIR VALUE MEASUREMENT. THE STATEMENT ESTABLISHES A FAIR VALUE HIERARCHY THAT DISTINGUISHES BETWEEN (1) MARKET PARTICIPANT ASSUMPTIONS DEVELOPED BASED ON MARKET DATA OBTAINED FROM SOURCES INDEPENDENT OF THE FUNDS (OBSERVABLE INPUTS) AND (2) THE FUNDS' OWN ASSUMPTIONS ABOUT MARKET PARTICIPANT ASSUMPTIONS DEVELOPED BASED ON THE BEST INFORMATION AVAILABLE UNDER THE CIRCUMSTANCES (UNOBSERVABLE INPUTS). THE THREE LEVELS DEFINED BY THE FAS 157 HIERARCHY ARE AS FOLLOWS:

     LEVEL I--QUOTED PRICES (UNADJUSTED) IN ACTIVE MARKETS FOR IDENTICAL ASSETS OR LIABILITIES THAT THE REPORTING ENTITY HAS THE ABILITY TO ACCESS AT THE MEASUREMENT DATE.

     LEVEL II--INPUTS OTHER THAN QUOTED PRICES INCLUDED WITHIN LEVEL I THAT ARE OBSERVABLE FOR THE ASSET OR LIABILITY, EITHER DIRECTLY OR INDIRECTLY. LEVEL II ASSETS INCLUDE THE FOLLOWING: QUOTED PRICES FOR SIMILAR ASSETS OR LIABILITIES IN ACTIVE MARKETS, QUOTED PRICES FOR IDENTICAL OR SIMILAR ASSETS OR LIABILITIES IN MARKETS THAT ARE NOT ACTIVE, INPUTS OTHER THAN QUOTED PRICES THAT ARE OBSERVABLE FOR THE ASSET OR LIABILITY, AND INPUTS THAT ARE DERIVED PRINCIPALLY FROM OR CORROBORATED BY OBSERVABLE MARKET DATA BY CORRELATION OR OTHER MEANS (MARKET-CORROBORATED INPUTS).

     LEVEL III--UNOBSERVABLE PRICING INPUT AT THE MEASUREMENT DATE FOR THE ASSET OR LIABILITY. UNOBSERVABLE INPUTS SHALL BE USED TO MEASURE FAIR VALUE TO THE EXTENT THAT OBSERVABLE INPUTS ARE NOT AVAILABLE.

     IN SOME INSTANCES, THE INPUTS USED TO MEASURE FAIR VALUE MIGHT FALL IN DIFFERENT LEVELS OF THE FAIR VALUE HIERARCHY. THE LEVEL IN THE FAIR VALUE HIERARCHY WITHIN WHICH THE FAIR VALUE MEASUREMENT IN ITS ENTIRETY FALLS SHALL BE DETERMINED BASED ON THE LOWEST INPUT LEVEL THAT IS SIGNIFICANT TO THE FAIR VALUE MEASUREMENT IN ITS ENTIRETY.

     THE FOLLOWING TABLE SUMMARIZES THE VALUATION OF EACH FUND'S SECURITIES USING THE FAIR VALUE HIERARCHY AS OF JUNE 30, 2009:

AT JUNE 30, 2009        TOTAL          LEVEL I       LEVEL II      LEVEL III
----------------     ------------   ------------   ------------   ----------
BURNHAM FUND
COMMON STOCK         $ 51,155,851   $ 51,155,851   $         --   $       --
EXCHANGE TRADED
   FUND                 3,647,200      3,647,200             --           --
SHORT-TERM
   INVESTMENTS         13,720,223             --     13,720,223           --
BURNHAM FINANCIAL
   SERVICES FUND
COMMON STOCK         $ 48,356,138   $ 46,661,270   $    555,477   $1,139,391
PREFERRED STOCK            10,220             --         10,220           --
SHORT-TERM
   INVESTMENTS          3,399,253             --      3,399,253           --
WRITTEN OPTIONS        (1,047,963)    (1,041,400)        (6,563)          --
BURNHAM FINANCIAL
   INDUSTRIES FUND
COMMON STOCK         $ 94,482,332   $ 92,442,387   $  2,039,945   $       --
PREFERRED STOCK            15,330             --         15,330           --
SHORT-TERM
   INVESTMENTS         11,865,581             --     11,865,581           --
SHORT SALES           (19,283,776)  (19,283,776)             --           --
WRITTEN OPTIONS        (2,731,813)   (2,718,125)        (13,688)          --
BURNHAM U.S.
   GOVERNMENT
   MONEY
   MARKET FUND
SHORT-TERM
   INVESTMENTS       $328,573,239   $         --   $328,573,239   $       --

THE FOLLOWING TABLE SUMMARIZES THE CHANGE IN VALUE ASSOCIATED WITH LEVEL III FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE FOR THE PERIOD ENDED JUNE 30, 2009:

                                     LEVEL III
BURNHAM FINANCIAL SERVICES FUND     ASSETS, NET
-------------------------------     ------------
COMMON STOCK:
BALANCE, JANUARY 1, 2009             $1,490,539
NET PURCHASES                             5,425
UNREALIZED LOSS                        (356,573)
                                     ----------
BALANCE, JUNE 30, 2009               $1,139,391
                                     ==========

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

16. EFFECTIVE JANUARY 1, 2009, THE FUNDS ADOPTED STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 161"). SFAS 161 REQUIRES ENHANCED DISCLOSURES TO PROVIDE INFORMATION ABOUT THE REASONS THE FUNDS INVEST IN DERIVATIVE INSTRUMENTS, THE ACCOUNTING TREATMENT OF DERIVATIVES AND THE EFFECT DERIVATIVES HAVE ON FINANCIAL PERFORMANCE.

     THE FOLLOWING IS A SUMMARY OF THE FAIR VALUATIONS OF THE FUNDS' DERIVATIVE INSTRUMENTS CATEGORIZED BY RISK EXPOSURE AS OF JUNE 30, 2009:

                      FAIR VALUE OF DERIVATIVE INSTRUMENTS
                               AS OF JUNE 30, 2009



                                LIABILITY DERIVATIVES
                    ---------------------------------------------
 DERIVATIVES NOT
    ACCOUNTED         STATEMENT
 FOR AS HEDGING       OF ASSETS
INSTRUMENTS UNDER   & LIABILITIES
STATEMENT NO. 133      LOCATION           FUND         FAIR VALUE
-----------------   -------------   ---------------   -----------
EQUITY CONTRACTS     LIABILITIES        BURNHAM        $1,047,963
                                       FINANCIAL
                                     SERVICES FUND

                                        BURNHAM         2,731,813
                                       FINANCIAL
                                    INDUSTRIES FUND


                        34 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

       THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 2009

                                                       CHANGE IN
 DERIVATIVES NOT       LOCATION OF                      REALIZED        UNREALIZED
    ACCOUNTED         GAIN OR (LOSS)                 GAIN OR (LOSS)   APPRECIATION OR
 FOR AS HEDGING       ON DERIVATIVES                 ON DERIVATIVES   (DEPRECIATION)
INSTRUMENTS UNDER       RECOGNIZED                     RECOGNIZED       RECOGNIZED
STATEMENT NO. 133       IN INCOME          FUND         IN INCOME        IN INCOME
-----------------   -----------------   ----------   --------------   ---------------
EQUITY CONTRACTS    REALIZED GAIN       BURNHAM        $1,816,693       $        --
                    (LOSS) FROM         FINANCIAL
                    WRITTEN             SERVICES
                    OPTIONS             FUND

                                        BURNHAM         6,279,910                --
                                        FINANCIAL
                                        INDUSTRIES
                                        FUND

                    NET UNREALIZED      BURNHAM                --           (43,544)
                    DEPRECIATION        FUND
                    ON WRITTEN OPTION
                    TRANSACTIONS        BURNHAM                --          (665,377)
                                        FINANCIAL
                                        SERVICES
                                        FUND

                                        BURNHAM                --        (3,268,981)
                                        FINANCIAL
                                        INDUSTRIES
                                        FUND

SUBSEQUENT EVENTS

     IN MAY 2009, THE FINANCIAL ACCOUNTING STANDARD BOARD ISSUED FAS NO. 165, SUBSEQUENT EVENTS ("FAS 165"). FAS 165 ESTABLISHES GENERAL STANDARDS OF ACCOUNTING FOR AND DISCLOSURE OF EVENTS THAT OCCUR AFTER THE BALANCE SHEET DATE BUT BEFORE FINANCIAL STATEMENTS ARE ISSUED OR AVAILABLE TO BE ISSUED. FAS 165 INCLUDES A NEW REQUIRED DISCLOSURE OF THE DATE THROUGH WHICH AN ENTITY HAS EVALUATED SUBSEQUENT EVENTS AND IS EFFECTIVE FOR INTERIM PERIODS OR FISCAL YEARS ENDING AFTER JUNE 15, 2009. THE FUNDS' ADOPTION OF FAS 165 DID NOT HAVE A MATERIAL EFFECT ON THE FUNDS' FINANCIAL POSITION OR RESULTS OF OPERATIONS. IN PREPARING THESE FINANCIAL STATEMENTS, THE ADVISER HAS EVALUATED EVENTS AND TRANSACTIONS FOR POTENTIAL RECOGNITION OR DISCLOSURE THROUGH AUGUST 21, 2009, THE DATE THE FINANCIAL STATEMENTS WERE ISSUED.


                        NOTES TO FINANCIAL STATEMENTS 35

OTHER INFORMATION (UNAUDITED)

UNDERSTANDING YOUR FUND EXPENSES

As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, or the Burnham U.S. Government Money Market Fund (the "funds"), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and
(2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2009 to June 30, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                      HYPOTHETICAL
                                                ACTUAL EXPENSES               (5% RETURN BEFORE EXPENSES)
                                    -----------------------------------   -----------------------------------
                                                             EXPENSES                              EXPENSES
                                    BEGINNING     ENDING    PAID DURING   BEGINNING    ENDING     PAID DURING
                                     ACCOUNT     ACCOUNT      PERIOD*      ACCOUNT     ACCOUNT      PERIOD*
                                      VALUE       VALUE      1/1/2009-      VALUE       VALUE      1/1/2009-    EXPENSE
                                    1/1/2009    6/30/2009    6/30/2009    1/1/2009    6/30/2009    6/30/2009    RATIO**
                                    ---------   ---------   -----------   ---------   ---------   -----------   -------
BURNHAM FUND
Class A .........................     $1,000      $1,067       $ 7.64       $1,000      $1,017       $ 7.46      1.49%
Class B .........................      1,000       1,063        11.43        1,000       1,014        11.15      2.23%
Class C .........................      1,000       1,063        11.45        1,000       1,014        11.18      2.24%
BURNHAM FINANCIAL SERVICES FUND
Class A .........................     $1,000      $1,054       $ 8.53       $1,000      $1,016       $ 8.38      1.68%
Class B .........................      1,000       1,051        12.32        1,000       1,013        12.09      2.42%
Class C .........................      1,000       1,051        12.32        1,000       1,013        12.09      2.42%
BURNHAM FINANCIAL INDUSTRIES FUND
ClasS A .........................     $1,000      $1,129       $14.56       $1,000      $1,011       $13.76      2.76%
Class C .........................      1,000       1,124        18.30        1,000       1,008        17.30      3.47%
BURNHAM U.S. GOVERNMENT MONEY
   MARKET FUND ..................     $1,000      $1,000       $ 3.11       $1,000      $1,022       $ 3.14      0.63%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

** The Expense Ratios in this table do not match the ratios of expenses to average net assets in the "Financial Highlights" section of the report (the "Highlights Ratios") because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of "Acquired Fund Fees and Expenses." Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the funds' website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

PORTFOLIO HOLDINGS

The funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available (1) by calling (800) 874-3863; (2) on the funds' website located at http://www.burnhamfunds.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.


                              36 OTHER INFORMATION

BOARD OF TRUSTEES' EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The 1940 Act requires that the continuance of the Funds' Investment Advisory and Sub-Advisory Agreements (the "Agreements") be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The continuance of each such Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 28, 2009. The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each Agreement. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of Burnham Asset Management Corp. ("Burnham"), the Sub-Advisers (as defined below), and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees.

Both in the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to Burnham's and the Sub-Advisers' investment and management services under the Agreements. These materials included (i) information on the investment performance of the Funds and relevant indices over various time periods, (ii) sales and redemption data with respect to the Funds, (iii) the general investment outlook in the markets in which the Funds invest, (iv) arrangements in respect of the distribution of the Funds' shares, (v) the procedures employed to determine the value of each Fund's assets, (vi) the allocation of the Funds' brokerage, including to an affiliate of Burnham, and the use of "soft" commission dollars to pay for research and brokerage services, and (vii) the record of compliance with the Funds' investment policies and restrictions and with the Funds' Code of Ethics, and the structure and responsibilities of Burnham's and the Sub-Advisers' compliance departments.

In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by Burnham and the Sub-Advisers, including, without limitation, information regarding Burnham, Reich & Tang Asset Management LLP ("Reich & Tang"), Mendon Capital Advisors Corp. ("Mendon"; together with Reich & Tang, the "Sub-Advisers"), their affiliates, personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of Burnham and Mendon (including the Fund portfolio managers associated with those firms) the operations of the Funds and the capabilities of Burnham to provide advisory and other services to the Funds and supervise the Sub-Advisers in their provision of sub-advisory services to certain Funds. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

     - the Investment Performance of Each Fund Over Various Time Periods Both by Itself and in Relation to Relevant Indices;

     - the Fees Charged by Burnham for Investment Advisory and Administrative Services, as Well as Other Compensation Received by Burnham and Its Affiliates;

     -    the Fees Paid to the Sub-advisers by Burnham;

     - the Waivers of Fees and Reimbursements of Expenses At Times by Burnham and Current Expense Cap Arrangements;

     - the Total Operating Expenses of the Funds and Comparison of Current Expenses to the Previous Year's Expenses;

     - the Investment Performance, Fees and Total Expenses of Mutual Funds With Similar Objectives and Strategies Managed by Other Investment Advisers (Prepared by Third Party Analytic Firms, Lipper, Inc. ("Lipper") and Morningstar ("Morningstar"));

     - Investment Management Staffing and the Experience of the Investment Advisory, Administrative and Other Personnel (Including the Personnel of Burnham and the Sub-advisers) Providing Services to the Funds and the Historical Quality of the Services Provided by Burnham and the Sub-advisers; and

     - the Profitability to Burnham and Burnham Securities Inc. ("Bsi") of Managing, Administering and Distributing the Funds and the Methodology in Allocating Expenses to the Management of the Funds.

     the Following is a Summary of the Board's Discussion and Views Regarding the Factors It Considered in Evaluating the Continuation of the Agreements:

1. NATURE, EXTENT, AND QUALITY OF SERVICES. The board, including the independent trustees, considered the nature, quality and extent of advisory, administrative and shareholder services performed by burnham, including (i) portfolio management for the burnham fund and supervision of the sub-advisers for the other funds, (ii) supervision of operations for all funds and compliance and regulatory filings for the funds and disclosures to fund shareholders, (iii) general oversight of the sub-advisers and other service providers, (iv) coordination of fund marketing initiatives, (v) review of fund legal issues, (vi) assisting the board, including the independent trustees, in their capacity as trustees,
     (vii) providing the services of a chief compliance officer for the trust and (viii) other services. The board, including the independent trustees, noted the funds' record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by burnham (in both its capacity as adviser and administrator) in an increasingly regulated industry. The board, including the independent trustees, concluded that the services are extensive in nature and that burnham consistently delivered a high level of service for each fund.

     With regard to the sub-advisers, the board, including the independent trustees, considered the nature, quality and extent of the services provided by each sub-adviser, particularly portfolio management, and concluded that the services are appropriate and consistent with their agreements with the funds.

2. Investment performance of the funds, burnham and the sub-advisers. The board, including the independent trustees, considered short-term and long-term investment performance for the burnham fund over various periods of time as compared to both relevant indices and the performance of such fund's lipper peer group. The board recognized from long experience with the


                              OTHER INFORMATION 37

     Board of trustees' evaluation and approval of investment advisory and sub-advisory agreements (continued)

     Manager that investments are not selected with a conscious growth or value basis in mind, noting that, in fact, the fund's style categorization had changed over time. Rather, the board understood the risk-averse, tax-sensitive style employed by the burnham fund and the emphasis on long-term holding periods, both of which distinguish the burnham fund's investment style from many other large-cap core funds included in the lipper materials. The board also considered the s&p 500 index to be an imperfect benchmark for comparison purposes, given the significant variations between the securities comprising the s&p 500 index and the characteristics of securities typically held by the burnham fund. the board concluded that the burnham fund's performance was satisfactory when viewed in the context of its historic investment style and was consistent with the fund's investment approach consistently communicated to investors.

     The board also considered the investment performance of the burnham financial industries fund and the burnham financial services fund, for which mendon serves as sub-adviser, in relation to their respective peers as shown in the lipper materials and to relevant indices over available time periods. The trustees noted the specialized nature of these funds and the impact of the recent sub-prime mortgage difficulties and liquidity crisis on financial services companies and on the funds' more recent performance. The board also took note of the portfolio manager's presentation concerning the impact of the sub-prime mortgage difficulty and related matters on bank stocks, which have been an ongoing focus of the funds. The board also considered the impact of negative cash flows caused primarily by withdrawals associated with investors' sector preferences on the manager's investment flexibility. The trustees concluded that these funds had performed satisfactorily given their investment mandates and style and the current market conditions affecting financial stocks.

     The independent trustees also considered the performance of the U.S. Government money market fund for which reich & tang serves as sub-adviser, and concluded that the investment performance of reich & tang was competitive but that the U.S.government money market fund's expenses were slightly higher than money market funds offered as part of larger fund families where costs of the fund family can be spread over a larger asset base.

3.   COSTS OF SERVICES AND PROFITS REALIZED BY BURNHAM.

(A) COSTS OF SERVICES TO FUNDS: FEES AND EXPENSES. The Independent Trustees Considered Each Fund's Management Fee Rate and Expense Ratio Relative to Industry Averages for the Fund's Peer Group Category and the Advisory Fees Charged by Burnham and the Sub-advisers to Other Accounts. the Board Viewed Favorably the Current and Historic Willingness of Burnham to Limit the Total Expense Ratios of Certain Funds and the Agreement to Contractually Waive Fees and Reimbursement Expenses Currently in Effect.

     The Board, Including the Independent Trustees, Noted That the Contractual Management Fees for the Burnham Fund Were At the Median Within Its Lipper Peer Group, But That Those for the Financial Services, Financial Industries and the U.s. Government Money Market Funds Were Above the Median of Their Lipper and Morningstar Peer Groups. the Board Considered That the Higher Relative Expense Ratios Were Primarily Related to the Small Sizes of Certain Funds and of the Fund Complex as a Whole. the Board was Provided Information Comparing the Burnham Funds' Contractual Fee to Those of Other Managed or Institutional Accounts of Burnham. the Board Concluded That, for Each Fund, the Advisory Fee is Acceptable Based Upon the Qualifications, Experience, Reputation and Performance of Burnham and the Relevant Sub-adviser and the Moderate Overall Expense Ratio of the Funds, Particularly Given the Relatively Small Size of the Funds and the Fund Complex.

(B) PROFITABILITY AND COSTS OF SERVICES TO BURNHAM. The board, including the independent trustees, considered burnham's presentation concerning its profitability and costs attributable to the funds as part of the burnham fund complex. The board recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the burnham funds, than on larger fund complexes. Given this, the board recognized that the funds' expenses compare unfavorably to some funds identified as peers by lipper. The board also considered whether the amount of burnham's profit is a fair entrepreneurial profit for the management of the funds, and noted that burnham has substantially increased its resources devoted to fund matters in response to regulatory requirements and new or enhanced fund policies and procedures despite the decrease in revenues from the management of the funds due to the decline in fund assets. The board considered the impact of lower aggregate fund assets on burnham's fees and the amount of expenses being absorbed due to contractual expense waivers. The board, including the independent trustees, concluded that burnham's profitability was at an acceptable level, particularly in light of the quality of the services being provided to the funds. The independent trustees did not review profitability data for the sub-advisers because the subadvisory fees had been negotiated on an arm's-length basis by burnham and the funds are not directly responsible for paying such fees.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW. The board, including the independent trustees, considered whether there have been economies of scale with respect to the management of the funds and whether the funds have appropriately benefited from any economies of scale. The independent trustees noted the funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as fund assets grow. However, given the relatively small size of each fund and of the fund complex as a whole, which had declined in aggregate assets over the past three years, the board did not believe that significant (if any) economies of scale had been achieved.

5. WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE. The board, including the independent trustees, also considered enhancements in personnel and services provided to the funds by burnham in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The board also recognized that burnham and the funds have benefited as a result of lower fees to certain service providers in recent years.


                              38 OTHER INFORMATION

BOARD OF TRUSTEES' EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (CONTINUED)

6.   OTHER RELEVANT CONSIDERATIONS.

(A) PERSONNEL AND METHODS. The board, including the independent trustees, considered the size, education and experience of the staff of burnham and the sub-advisers, their fundamental research capabilities and approach to recruiting, training and retaining portfolio management and other research and management personnel, and concluded that these attributes enable them to provide a high level of services to the funds. The board also considered the favorable history, reputation, qualifications and background of burnham and each sub-adviser, as well as the qualifications of their personnel.

(B) OTHER BENEFITS. The board, including the independent trustees, also considered the character and amount of other direct and incidental benefits received by burnham, mendon, reich & tang and their affiliates from their association with the funds, including the relatively small amount of soft dollar services received by mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by, bsi. the board concluded that potential "fall-out" benefits that burnham, mendon, reich & tang and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the funds.

CONCLUSIONS

     In considering the agreements, the board, including the independent trustees, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the funds' surrounding circumstances. Based on this review, it was the judgment of the board that shareholders of the burnham fund had received satisfactory performance at reasonable fees. With respect to each other fund, it was the judgment of the board that shareholders had received satisfactory performance at reasonable prices in the context of their investment strategies and, with respect to the financial services and financial industries funds, the sectors in which they invest. Therefore, the board determined that re-approval of the agreements was in the best interests of the funds and their shareholders. As a part of its decision-making process, the board noted that burnham, mendon and reich & tang have long-standing relationships with the funds they advise or sub-advise, as applicable, and the board believes that a long-term relationship with capable, conscientious advisers is in the best interests of the funds. the board considered, generally, that shareholders invested in the funds knowing that burnham and, in some cases, a sub-adviser, managed the funds and knowing their investment management fee schedules. as such, the board considered, in particular, whether burnham and the sub-advisers managed the funds in accordance with their investment objectives and policies as disclosed to shareholders.

MODERN PORTFOLIO THEORY STATISTICS TERMS

BETA

A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)

R(2)

Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R(2) of 100 means that all movements are explained by the benchmark.

ALPHA

Measures the difference between the fund's actual returns and its expected performance, given its level of risk.

STANDARD DEVIATION

A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.

SHARPE RATIO

Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.


                              OTHER INFORMATION 39

(BURNHAM INVESTORS TRUST LOGO)

DISTRIBUTOR:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

OFFICERS OF THE TRUST                                   BOARD OF TRUSTEES
-----------------------------------------------------   ------------------------
JON M. BURNHAM                                          CHAIRMAN
PRESIDENT AND CHIEF EXECUTIVE OFFICER                   Jon M. Burnham

MICHAEL E. BARNA                                        TRUSTEES
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND   Joyce E. Heinzerling
SECRETARY
                                                        Suzanne D. Jaffe
DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT                                David L. Landsittel

PAT A. COLLETTI                                         John C. McDonald
FIRST VICE PRESIDENT AND TREASURER
                                                        Donald B. Romans
FRANK A. PASSANTINO
FIRST VICE PRESIDENT, ASSISTANT SECRETARY AND           Robert F. Shapiro
ANTI-MONEY LAUNDERING OFFICER
                                                        George Stark
RONALD M. GEFFEN
VICE PRESIDENT

THOMAS N. CALABRIA
CHIEF COMPLIANCE OFFICER

ITEM 2. CODE OF ETHICS.

   Not applicable to this filing.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

   Not applicable to this filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   Not applicable to this filing.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

   Not applicable to this filing.


ITEM 6. INVESTMENTS.

        (a) A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

        (b) Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not Applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")(17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting

ITEM 12. EXHIBITS.

         (a)  (1) Not applicable to this filing.

         (a) (2) Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

         (a)  (3) Not applicable to this filing.

         (b) Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               BURNHAM INVESTORS TRUST

By (signature and title)*  /s/ Jon M. Burnham
                           -----------------------------------------------------
                           Jon M. Burnham,
                           Chief Executive Officer (Principal Executive Officer)

Date                       December 2, 2009


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*  /s/ Jon M. Burnham
                           -----------------------------------------------------
                           Jon M. Burnham,
                           Chief Executive Officer (Principal Executive Officer)

Date                       December 2, 2009




By (signature and title)*  /s/ Michael E. Barna
                           -----------------------------------------------------
                           Michael E. Barna
                           Chief Financial Officer (Principal Financial Officer)

Date                       December 2, 2009